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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

July [    ], 2011

Dear Capstone Turbine Stockholder:

        You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the "Annual Meeting") of Capstone Turbine Corporation (the "Company") to be held at the Company's corporate offices located at 21211 Nordhoff Street, Chatsworth, California, 91311 on August 26, 2011, at 9:00 a.m., Pacific Time. We look forward to meeting you and discussing the accomplishments of the Company for the fiscal year ended March 31, 2011.

        Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        In accordance with rules adopted by the Securities and Exchange Commission, we are mailing to our stockholders a Notice of Internet Availability instead of a paper copy of the Proxy Statement and our 2011 Annual Report to Stockholders. The Notice of Internet Availability contains instructions on how stockholders can access the documents over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2011 Annual Report to Stockholders and a proxy card.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, I urge you to vote by proxy as soon as possible over the Internet or by phone as instructed in the Notice of Internet Availability or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Sincerely,

Darren R. Jamison President and Chief Executive Officer

Chatsworth, California

YOUR VOTE IS IMPORTANT

PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE
MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY
AS POSSIBLE.

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 26, 2011

        The Capstone Turbine Corporation (the "Company" or "Capstone") 2011 Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Company's corporate offices located at 21211 Nordhoff Street, Chatsworth, California, 91311, on August 26, 2011, at 9:00 a.m., Pacific Time, for the following purposes:

  1.
  To elect nine members to Capstone's Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified;

  2.
  To approve the Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended;

  3.
  To hold a non-binding advisory vote on executive compensation;

  4.
  To hold a non-binding advisory vote on the frequency of the vote on executive compensation;

  5.
  To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and

  6.
  To transact any other business that is properly brought before the Annual Meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on June 30, 2011 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

        Whether or not you plan to attend the Annual Meeting, please vote over the Internet or by telephone as instructed in these materials or complete, sign, date and return a proxy card promptly. The proxy is being solicited on behalf of the Board of Directors of Capstone for use at the Annual Meeting.

        Please note that space limitations make it necessary to limit attendance to stockholders. Registration will begin at 8:30 a.m. and the Annual Meeting will begin at 9:00 a.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. We will admit you if we are able to verify that you are a Capstone stockholder. Stockholders holding stock in brokerage accounts will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

        Directions to the Company's corporate offices can be obtained by contacting the Company at (818) 734-5300.

By Order of the Board of Directors,

Edward I. Reich Secretary

Chatsworth, California
July [    ], 2011

CAPSTONE TURBINE CORPORATION
21211 Nordhoff Street
Chatsworth, California 91311

PROXY STATEMENT

For Annual Meeting Of Stockholders
To Be Held August 26, 2011

Information About the 2011 Annual Meeting

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Capstone Turbine Corporation (the "Company" or "Capstone") from holders of issued and outstanding shares of Common Stock, par value $.001 per share ("Common Stock"), to be voted at the 2011 Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Company's corporate offices located at 21211 Nordhoff Street, Chatsworth, California, 91311, at 9:00 a.m., Pacific Time on August 26, 2011, for the purposes set forth in the accompanying notice and herein, and any adjournments or postponements thereof.

Voting Procedures

        If you were a stockholder of record of the Company's Common Stock at the close of business on June 30, 2011, you are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, [    ] shares of Common Stock were outstanding.

        Proxies properly executed, duly returned to us and not revoked will be voted in accordance with the instructions given. Where no instructions are given, such proxies will be voted: FOR the election as directors of the nominees listed in this proxy statement; FOR approval of the Rights Agreement, as amended; FOR the approval of the compensation of our Named Executive Officers; FOR an annual vote on the compensation of our Named Executive Officers; and FOR the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012. If any matter not described in this proxy statement (the "Proxy Statement") is properly presented for action at the Annual Meeting, the persons named on the proxy card will have discretionary authority to vote on the action according to their best judgment. Each stockholder of record on June 30, 2011 is entitled to one vote for each share of Common Stock held by such stockholder on that date. The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of our Common Stock eligible to be voted on the record date.

        Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, and abstentions, but not broker non-votes, as to particular proposals will be treated as shares entitled to vote. A broker non-vote occurs when a broker holding shares for a beneficial holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Without your instructions, your broker or nominee is permitted to use its own discretion and vote your shares on certain routine matters (such as Proposal 5), but it is not permitted to use discretion and vote your shares on other matters (such as Proposals 1, 2, 3 and 4). We urge you to give voting instructions to your broker on all five proposals. Broker non-votes are not considered votes for or against a proposal and, therefore, will have no direct impact on any proposal. Concerning the election of directors, you may: (a) vote for all of the director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line. For Proposals 2 and 5, abstentions will have the same effect as a vote against these proposals. For Proposals 1, 3 and 4, abstentions will have no effect on the outcome of the vote.

        A copy of Capstone's 2011 Annual Report to Stockholders (the "2011 Annual Report") and the Proxy Statement and accompanying proxy card were first mailed or made available to stockholders on or about July [    ], 2011. The 2011 Annual Report includes Capstone's audited consolidated financial statements.

        You may revoke your proxy at any time before it is actually voted at the Annual Meeting by: (i) delivering written notice of revocation to the Secretary of Capstone at our address above; (ii) submitting a later dated proxy; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy.

Voting Electronically via the Internet or by Telephone

        Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee, as the beneficial owner you may direct how your shares are voted without attending the Annual Meeting. Stockholders are encouraged to vote their proxies by Internet, telephone or completing, signing, dating and returning a proxy card, but not by more than one method. If you vote by Internet or telephone, you do not need to return a proxy card. If you vote by more than one method, only the last vote that is submitted will be counted and each previous vote will be disregarded. Please refer to the instructions provided in the Notice of Internet Availability or proxy card provided to you for information on the available voting methods.

Solicitation of Proxies

        We will pay the expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies. In addition, we have retained Phoenix Advisory Partners, a division of American Stock Transfer and Trust Company, LLC ("Phoenix Advisory") to assist in the solicitation. We will pay Phoenix Advisory approximately $8,500 for their assistance in the solicitation of proxies. Our directors, officers or employees may solicit proxies by mail, e-mail, telephone, facsimile or other means. These individuals will not receive any additional compensation for these efforts.

Proposals of Stockholders for the 2012 Annual Meeting of Stockholders

        Stockholder proposals or nominations for directors intended to be presented at the 2012 annual meeting of stockholders (the "2012 Annual Meeting") must be in writing and received at Capstone's executive offices no later than the date listed below and must comply with Capstone's bylaws and the proxy rules of the Securities and Exchange Commission (the "SEC"). If appropriate notice of a stockholder proposal is not received at Capstone's executive offices prior to the close of business on March [    ], 2012, the proposal will be deemed untimely. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company's bylaws, an untimely proposal will not be included in the Company's proxy statement or proxy card for the 2012 Annual Meeting and cannot be brought before the 2012 Annual Meeting by the proponent.

        In addition to stockholder nominations made in accordance with the procedures described above, Capstone's Nominating and Corporate Governance Committee will consider stockholder recommendations of candidates for election to the Board of Directors if such recommendations are submitted by the date and in accordance with the policies described in the "Director Recommendation and Nomination Process" section elsewhere in this Proxy Statement.

The date of this Proxy Statement is July [    ], 2011.

 PROPOSAL 1

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

        Capstone's Board of Directors currently consists of nine members, all of whom the Company proposes for re-election at the Annual Meeting. The Company believes that each of its directors possess unique qualifications, skills and attributes that complement the performance of the full Board of Directors. The experiences that each has obtained from their respective professional backgrounds, as set forth below, have qualified them to serve on Capstone's Board of Directors.

        The proxies cannot vote for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees of the Board of Directors named below, all of whom are currently directors of the Company.

        If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Company does not expect that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until the director's successor has been elected and qualified, or the earlier of the director's resignation or removal. The table and text below set forth information about each nominee as of June 30, 2011.

Nominees	Age	Director Since
Gary D. Simon(1)	62	2005
Richard K. Atkinson	60	2005
John V. Jaggers	60	1993
Darren R. Jamison	45	2006
Noam Lotan	59	2005
Gary J. Mayo	57	2007
Eliot G. Protsch	58	2002
Holly A. Van Deursen	52	2007
Darrell J. Wilk	66	2006

(1)
Chairman of the Board of Directors.

        Gary D. Simon.    Mr. Simon has been a director since August 2005 and has served as Chairman of the Board of Directors since August 2010. Mr. Simon has served as the President of Sigma Energy Group, a clean energy investment and business development firm, since October 2003. He has also served as the Chairman of CleanStart, a business accelerator associated with the non-profit Sacramento Area Regional Technology Alliance, since October 2005. From July 2004 until January 2010, Mr. Simon was the Chairman, President and Chief Executive Officer of Acumentrics Corporation ("Acumentrics"), a privately-held manufacturer of innovative power supply equipment. He continues to serve as a member of the Acumentrics Board of Directors. Since July 2006, Mr. Simon has been a limited partner in Velocity Venture Capital and a director of Jadoo Power, a privately held manufacturer of small (less than 1,000 watt) portable power generators and solar hot water heaters. From October 2002 to October 2003, Mr. Simon served as a consultant to several start-up businesses involved with clean energy technologies and as an advisor to the Connecticut and Massachusetts clean energy funds. From April 1998 to October 2002, Mr. Simon served as Senior Vice President, Strategy and Development at Northeast Utilities (NYSE: NU), a utility holding company. From 1998 to 2002, Mr. Simon served as a member of the Board of Directors of Northeast Optic Network, a public company that operated a high-speed fiber optic network from Boston to Washington, D.C. Mr. Simon holds a Bachelor of Arts degree in Microbiology from Indiana University and a Master of Science degree in Ecology from the University of California, Davis. Mr. Simon brings to the Board of Directors substantial executive and governance experience along with expertise in marketing, sales, management consulting and raising capital in both public and private markets and assists the Board of Directors in the areas of strategy and corporate governance.

        Richard K. Atkinson.    Mr. Atkinson has been a director since December 2005. Mr. Atkinson is the Chief Financial Officer of Gradient Resources, a company engaged in the exploration and development of geothermal resources as well as the construction, ownership and operation of geothermal power plants. He has been in this position since May 2010. From June 2006 until April 2008, Mr. Atkinson was Senior Vice President and Chief Financial Officer of US BioEnergy Corporation (Nasdaq: USBE), a company that built and operated large, efficient ethanol plants. He previously was Vice President, Chief Financial Officer and Corporate Secretary of Pope & Talbot, a wood and pulp products business, from December 2003 to June 2006. Before joining Pope & Talbot, Mr. Atkinson worked for Sierra Pacific Resources beginning in 1980, most recently as its Vice President and Chief Financial Officer. Mr. Atkinson received his Bachelor of Science degree from the University of Oregon and his Master of Business Administration degree from the University of Nevada, Reno. Among his other skills and expertise, Mr. Atkinson's financial expertise, decades of experience in corporate governance and ongoing executive experience aid the Board of Directors in matters of finance, accounting and risk management.

        John V. Jaggers.    Mr. Jaggers has been a director since 1993. Mr. Jaggers is General Partner of Sevin Rosen Funds, a venture capital firm, and has held this position since 1988. Mr. Jaggers served as Chief Financial Officer of Sevin Rosen Funds from 1995 to 2000 and has served as Managing General Partner from 2006 to date. Mr. Jaggers received his Bachelor's and Master's degrees in Electrical Engineering from Rice University. He received his Master of Business Administration degree from Harvard University. Mr. Jaggers is on the board of directors of two private companies: Fourth Wall Media, Inc., a provider of software to the pay television industry and Market6, Inc., a provider of information services to retailers and consumer packaged goods suppliers. Mr. Jaggers brings to the Board of Directors substantial executive experience and expertise in raising capital. His long service as one of our directors adds institutional knowledge about our business, operations and long-term stockholders.

        Darren R. Jamison.    Mr. Jamison joined Capstone in December 2006 as President and Chief Executive Officer and has been a director since December 2006. Mr. Jamison joined Capstone from Northern Power Systems, Inc., a company that designs, manufactures and sells wind turbines into the global marketplace, where he served as President from September 2005 to December 2006 and Chief Operating Officer from December 2004 to December 2006. Prior to that time, he held the position of Executive Vice President of Operations from February 2004 to December 2004. Prior to joining Northern Power Systems, Inc., Mr. Jamison was Vice President and General Manager of Distributed Energy Solutions for Stewart & Stevenson Services, Inc., a leading designer, manufacturer and marketer of specialized engine driven power generation equipment to the oil and gas, renewable and energy efficiency markets, from 1994 to 2003. He holds a Bachelor of Arts degree in Business Administration and Finance from Seattle University. Among his other skills and expertise, Mr. Jamison brings to the Board of Directors his unique perspective as President and Chief Executive Officer of the Company and substantial executive and industry experience within the Company's major market verticals.

        Noam Lotan.    Mr. Lotan has been a director since June 2005. Mr. Lotan is the President, Chief Executive Officer and a director of Resonate Industries, a development stage company in the clean energy sector. He has held his position since November 2010. Prior to Resonate, Mr. Lotan served as Chief Executive Officer and a director of MRV Communications, Inc. ("MRV"), a global supplier of communications solutions to telecommunications service providers, enterprises and governments throughout the world, from May 1990 through June 2010. Mr. Lotan also served as President of MRV from May 1990 until he relinquished that title in July 2009 in conjunction with the naming of two Co-Presidents. Additionally, he served as MRV's Chief Financial Officer from October 1993 through June 1995. From March 1987 to January 1990, he served as Managing Director of Fibronics (UK) Ltd., the United Kingdom subsidiary of Fibronics International Inc., a manufacturer of fiber optic communication networks. From January 1985 to March 1987, Mr. Lotan served as a Director of the European Operations of Fibronics. Prior to such time, Mr. Lotan held a variety of sales and marketing positions with Fibronics and Hewlett-Packard Company. Mr. Lotan was an officer in the Israeli Defense Forces prior to working for Hewlett-Packard Company. Mr. Lotan holds a Bachelor of Science degree in Electrical Engineering from Technion, the Israel Institute of Technology, and a Master's degree in Business Administration from INSEAD (the European Institute of Business Administration, Fontainebleau, France). Among his other skills and expertise, Mr. Lotan brings to the Board of Directors decades of executive experience with a publicly traded technology company and a unique perspective on the Asian and European markets.

        Gary J. Mayo.    Mr. Mayo has been a director since October 2007. Mr. Mayo is the Founding Principal of Sustainability Excellence Associates, LLC, a consulting firm specializing in strategic planning for sustainability and environmental strategy development. He is also a Director and Corporate Secretary/Treasurer of Education Resource Strategies, Inc., a privately held company, providing web-based marketing services to educational institutions. He is the former Vice President of Corporate Sustainability Strategies in the Energy and Environmental Services Division of MGM Resorts International (NYSE: MGM), one of the world's leading global hospitality companies, serving in that capacity from November 2006 to October 2008. Prior to MGM Resorts International, Mr. Mayo held a number of senior leadership positions with Ford Motor Company (NYSE: F) and its spun-off subsidiary Visteon Corporation from January 1977 until his retirement in November 2006. Mr. Mayo holds a Bachelor of Science degree in Marketing from C.W. Post College of Long Island University and a Master of Business Administration degree from the Fuqua School of Business at Duke University. He also successfully completed the UCLA Anderson Graduate School of Management, Director Education and Certification Program in May 2009. Mr. Mayo brings to the Board of Directors more than a decade of expertise in strategic planning and the development of complex corporate initiatives along with extensive experience in sustainability, as well as sales, marketing and operations management.

        Eliot G. Protsch.    Mr. Protsch has been a director since April 2002 and served as Chairman of the Board of Directors from October 2002 through August 2010. From January 2009 until his retirement in January 2010, Mr. Protsch was Senior Executive Vice President and Chief Operating Officer of Alliant Energy Corporation (NYSE: LNT), an energy holding company. He previously was Chief Financial Officer of Alliant Energy Corporation from 2003 to 2008 and Executive Vice President Energy Delivery of Alliant Energy Corporation from 1998 to 2003, and President from 1998 to 2003 of Interstate Power and Light Company, a subsidiary of Alliant. Mr. Protsch currently serves on the Board of Directors for American Family Insurance, Universal Silencer and Emissions Company and HR Green Companies. Mr. Protsch is an active Angel Investor in energy technology and is President of Wapsie Investment and Advisory, LLC, a personal investment and advisory vehicle specializing in energy technology investments and advisory services. He received his Master of Business Administration degree and his Bachelor of Business Administration degree in Economics and Finance from the University of South Dakota. Mr. Protsch is a Chartered Financial Analyst. Mr. Protsch brings to the Board of Directors his unique perspective as a former executive officer of a utilities company, financial expertise and insight into sales, marketing and corporate governance.

        Holly A. Van Deursen.    Ms. Van Deursen has been a director since October 2007. Ms. Van Deursen has served as a director for Actuant Corporation (NYSE: ATU) since 2008, Bemis Company, Inc. (NYSE: BMS) since 2008, Anson Industries (private) since 2006 and Petroleum Geo-Services (OSE: PGS) since 2006. Prior to her current roles, Ms. Van Deursen was employed by BP p.l.c. / Amoco Corporation from 1989 to 2005 and served on the Top-Forty Executive Team as

Group Vice President, Petrochemicals from 2003 to 2005 and Group Vice President, Strategy from 2001 to 2003. Ms. Van Deursen received her Bachelor of Science degree in Chemical Engineering from the University of Kansas and her Master of Business Administration degree from the University of Michigan. Among her other skills and expertise, Ms. Van Deursen brings to the Board of Directors decades of experience in the energy and chemical industries, a unique perspective on the Asian and European markets and substantial experience in strategic and annual planning, corporate governance and risk management. In addition, her diverse experience on other boards of both public and private companies is of significant benefit to the Company.

        Darrell J. Wilk.    Mr. Wilk has been a director since June 2006. Mr. Wilk has been President of Ace Label Systems, a company that manufactures custom prime and durable labels, since 2007. Mr. Wilk has taught an executive sales seminar at the University of Wisconsin—Madison since 2005. Previously, Mr. Wilk was a Strategic Planning and Marketing Instructor at Concordia University and Argosy University from 2005 to 2007. From 2003 to December 2005, Mr. Wilk was Vice President and Director of Sales and Marketing Worldwide for the Electronics Components Division of ITT Industries (NYSE: ITT), a global engineering and manufacturing company. Mr. Wilk also held the position of Vice President and Director of Marketing and Sales Worldwide for the Switch Products division of ITT Industries from 1981 to 2003. From 1972 to 1981, Mr. Wilk served in Sales and Marketing Manager roles in North America at 3M Company (NYSE: MMM), a diversified technology company. He also held the position of Application Engineer of North America from 1968 to 1972. Mr. Wilk holds a Bachelor of Science degree in Physics from Loyola University of Chicago and a Master of Business Administration degree from the University of Detroit. Mr. Wilk's substantial executive experience and expertise in sales and marketing provide a unique perspective to the Board of Directors.

Required Vote for Approval; Recommendation of the Board of Directors

        Assuming the presence of a quorum, the nine nominees for director receiving the highest number of votes will be elected to Capstone's Board of Directors. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS.

 PROPOSAL 2

APPROVAL OF THE RIGHTS AGREEMENT, AS AMENDED

        The Company is currently a party to a Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended (the "Rights Agreement"). Pursuant to a "sunset provision," the Rights Agreement will expire on the 30th day after the 2011 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the Annual Meeting.

        The Board of Directors adopted an amendment to the Rights Agreement on June 9, 2011 to make certain changes recommended by its Nominating and Corporate Governance Committee before submitting the agreement to the stockholders for approval. The amendment adds an additional "sunset provision," which provides that the Rights Agreement will expire on the 30th day after the 2014 annual meeting of stockholders unless continuation of the Rights Agreement is approved by the stockholders at that meeting. The amendment also updates the definition of "Beneficial Owner" to include derivative interests in the calculation of a stockholder's ownership. In addition, the amendment clarifies the manner in which the exchange provision of the Rights Agreement would be effected if exercised. The full text of the Rights Agreement, as amended by the amendment adopted by the Board of Directors on June 9, 2011, can be found attached to this proxy statement as Appendix A.

        The Board of Directors believes that maintaining the Rights Agreement is an important tool with which it can protect stockholder value. The rights to purchase preferred stock as set forth in the Rights Agreement (the "Rights") are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board of Directors with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning its offer on a substantial number of shares being acquired. The Rights, however, should not inhibit any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board of Directors. The Rights should also not interfere with any merger or other business combination approved by the Board of Directors.

Description of the Rights Agreement

        The following is a summary of the material terms of the Rights Agreement, as amended. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, as amended, which can be found attached hereto as Appendix A.

  General

        Under the terms of the Rights Agreement, each share of Common Stock outstanding has one Right attached to it, so that the purchase of a share of Common Stock is also a purchase of the attached Right. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") at a Purchase Price of $10.00 per Unit, subject to adjustment. The terms of the Rights are set forth in the Rights Agreement.

  Exercisability and Termination

        Initially, the Rights will be attached to all Common Stock certificates, and no separate Rights certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock.

        The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (Pacific Time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the sunset provision described above). Pursuant to the sunset provision, the Rights Agreement will terminate unless approved by a vote of the Company's stockholders at the Annual Meeting. If the Rights Agreement is not approved by the stockholders, the Rights will automatically terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price described below. If the Rights Agreement is approved by the stockholders at the Annual Meeting, then the Rights Agreement will continue until 2014 at which time the Rights Agreement must again be approved by the stockholders of the Company at the 2014 annual meeting of stockholders if it is to remain in effect.

        As soon as practicable after the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

  Triggering Events and Adjustment

        In the event that any person or any group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable or exchangeable by the Company as set forth below.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, Common Stock of the acquiring company having a value equal to two times the exercise price of the Right.

        At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

  Redemption of the Rights

        At any time until the Distribution Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors authorizing redemption of the Rights, the Rights will terminate and the holders of Rights will be entitled only to receive the $0.0001 redemption price.

        The Rights Agreement further provides that in the event the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board of Directors call a special meeting of the stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board of Directors must then call and hold a special meeting of the stockholders for a vote on exempting such offer from the terms of the Rights Agreement within the 90th business day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange or a similar transaction involving us or the direct or indirect acquisition of more than 50% of our consolidated total assets (a "Definitive Acquisition Agreement"), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and if stockholders representing at least a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed, without the need for action by the Board of Directors, at the close of business on the tenth business day following that date.

        A Qualifying Offer, in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive or clearly illegitimate:

  •
  is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

  •
  is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding Common Stock of the Company as of the date of such commencement;

  •
  is an offer whose per-share price represents a reasonable premium over the highest market price of our Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

  •
  is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Company's stockholders is either unfair or inadequate;

  •
  is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by Capstone's stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

  •
  is conditioned on a minimum of a majority of the shares of Capstone Common Stock being tendered and not withdrawn as of the offer's expiration date;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Capstone Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

  •
  is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor's decision to accept the offer have been disclosed, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

        Any offers that have cash as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to information about, the acquiror to allow an informed determination as to the value of and risks associated with the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror's stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933 and that no acquiror stockholder approval of the issuance of the consideration to the Company's stockholders is necessary after commencement of the offer.

Required Vote for Approval; Recommendation of the Board of Directors

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE RIGHTS AGREEMENT, AS AMENDED.

 PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables the Company's stockholders to vote to approve, on an advisory basis, the compensation of the Company's Named Executive Officers as described in the "Compensation Discussion and Analysis" section and the executive compensation tables contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board of Directors or the Compensation Committee; however, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        As described in the "Compensation Discussion and Analysis" section beginning on page 26 of this Proxy Statement, the Company's executive compensation program for its Named Executive Officers is designed to attract, motivate and retain a highly qualified group of executives and maintain a close correlation between the rewards to the Company's executives and the strategic success of the Company and the performance of its stock price. The Company believes that its executive compensation programs have been effective at promoting the achievement of positive results in its performance criteria, appropriately aligning pay and performance and enabling the Company to attract and retain talented executives within its industry.

        The Company is asking its stockholders to indicate their support for the compensation of the Named Executive Officers disclosed in this Proxy Statement, which is described in the Summary Compensation Table on page 34 of this Proxy Statement and under "Compensation Discussion and Analysis." The disclosures in the Proxy Statement are made in accordance with SEC regulations (including Item 402 of SEC Regulation S-K). This proposal, commonly known as the "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the Company's executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the policies and practices described in this Proxy Statement. Accordingly, the Company is asking its stockholders to vote "FOR" the following resolution:

        RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed pursuant to SEC regulations in the Company's Proxy Statement for the 2011 annual meeting of stockholders.

Required Vote for Approval; Recommendation of the Board of Directors

        Although the results of this vote are not binding on the Board of Directors or the Compensation Committee, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

 PROPOSAL 4

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON
EXECUTIVE COMPENSATION

        The Dodd-Frank Act requires the Company to include, at least once every six years, an advisory vote regarding the frequency of the non-binding advisory vote on executive compensation. In casting their advisory vote, the Company's stockholders may choose among four options: (1) an annual vote, (2) a vote every two years, (3) a vote every three years or (4) to abstain from voting.

        After careful consideration, the Board of Directors has determined that an advisory vote on Named Executive Officer compensation that occurs annually is the most appropriate alternative for the Company at this time. The Board of Directors believes that an advisory vote on Named Executive Officer compensation every year will allow the Company's stockholders to provide regular feedback on the Company's compensation philosophy, policies and practices as disclosed in the Proxy Statement. Additionally, an annual vote will enhance stockholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about its Named Executive Officer compensation philosophy.

Required Vote for Approval; Recommendation of the Board of Directors

        Although this advisory vote is non-binding, the Board of Directors and Compensation Committee will review and give consideration to the results of this vote when making a determination as to the frequency of future stockholder votes on the compensation of our Named Executive Officers. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR AN ANNUAL VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

 PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2012 (the "2012 Fiscal Year"). Deloitte & Touche LLP is considered by management to be well-qualified. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity to make any statement they consider appropriate and to respond to any appropriate stockholders' questions at that time.

Required Vote for Ratification; Recommendation of the Board of Directors

        Stockholder ratification of the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm is not required by the Company's bylaws or otherwise; however, the Board of Directors has elected to submit the selection of Deloitte & Touche LLP to the Company's stockholders for ratification. The Company is seeking an affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, if a quorum is present, in order to ratify the selection of the independent registered public accounting firm. If the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the selection of an independent registered public accounting firm will be determined by the Audit Committee after careful consideration of any information submitted by the stockholders. Information regarding the method by which votes will be counted appears on page one of this Proxy Statement under the heading "Voting Procedures."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 GOVERNANCE OF THE COMPANY AND PRACTICES OF THE BOARD OF DIRECTORS

Board of Directors; Leadership Structure

        As of the date hereof, the Board of Directors consists of nine directors: Gary D. Simon (Chair), Richard K. Atkinson, John V. Jaggers, Darren R. Jamison, Noam Lotan, Gary J. Mayo, Eliot G. Protsch, Holly A. Van Deursen and Darrell J. Wilk. The Board of Directors has determined that all of the members of the Board of Directors, other than Mr. Jamison, are "independent directors" as defined by Nasdaq rules.

        The Board of Directors met eight (8) times during the fiscal year ended March 31, 2011 (the "2011 Fiscal Year"), and each of the directors attended or participated in more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. The Company strongly encourages each member of the Board of Directors to attend each annual meeting of stockholders. All of the directors serving on the Board of Directors at the time attended the 2010 annual meeting of stockholders. The Company's independent directors met in executive session, without members of the Company's management present, at all six (6) in-person meetings of the Board of Directors in the 2011 Fiscal Year.

        The Board of Directors is committed to having a sound governance structure that promotes the best interests of all of the Company's stockholders. To that end, the Board of Directors has evaluated and actively continues to examine emerging corporate governance trends and best practices. Stockholder perspectives play an important role in that process. The level of importance afforded to stockholder perspectives by the Board of Directors is evident upon a closer review of the Board of Director's governance structure. Some key points regarding that structure are as follows:

  •
  The Board of Directors is predominantly independent. Of our nine directors, only one (our President and Chief Executive Officer) is an employee of the Company. Further, the Board of Directors has affirmatively determined that eight of our nine directors are independent under SEC and Nasdaq corporate governance rules, as applicable.

  •
  Our board committees are comprised exclusively of independent directors.

  •
  Our independent directors meet in executive session at every in-person board meeting.

  •
  We have separated the roles of Chairman of the Board of Directors and Chief Executive Officer. Our Chairman focuses on board oversight responsibilities, strategic planning, setting board agendas and mentoring company officers, as well as facilitating communications between the Board of Directors and management.

  •
  Our Board of Directors is very active. Each of our directors attended more than 75% of the 2011 Fiscal Year board meetings and meetings of the committees on which such director served.

        We believe our Board of Directors structure serves the interests of stockholders by balancing board continuity and the promotion of long-term thinking with the need for director accountability.

Board Committees

        The Board of Directors has designated an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

        The Audit Committee currently consists of Messrs. Lotan (Chair), Atkinson and Protsch. Each member of the Audit Committee is an "independent director" pursuant to Nasdaq rules and is "financially literate" within the meaning of Nasdaq rules. The Audit Committee is constituted to comply with Section 3(a)(58)(A) of the Exchange Act and is responsible, among other items, for: (i) monitoring the Company's financial reporting and overseeing accounting practices; (ii) annually retaining the independent public accountants as auditors of the books, records and accounts of the Company; (iii) monitoring the scope of audits made by the independent public accountants and the audit reports submitted by the independent public accountants; (iv) overseeing the systems of internal control which management and the Board of Directors have established; and (v) discussing with management and the independent and internal auditors the Company's major financial risk exposure and the steps taken to monitor and control such exposure. In addition, the Audit Committee has the duties of a "qualified legal compliance committee," including monitoring and reviewing stockholder complaints, and also reviews and approves all related-party transactions. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.capstoneturbine.com. During the 2011 Fiscal Year, the Audit Committee held four (4) meetings. The Board of Directors has determined that each of Noam Lotan, Richard Atkinson and Eliot Protsch is an "audit committee financial expert," as that term is defined by rules adopted by the SEC.

Compensation Committee

        The Compensation Committee currently consists of Messrs. Mayo (Chair), Jaggers and Wilk and Ms. Van Deursen. The Compensation Committee is comprised solely of "independent directors" as defined by Nasdaq rules in accordance with the committee's charter. The functions of the Compensation Committee include: (i) for the purposes of compensation, reviewing the performance and development of the Company's senior management in achieving corporate goals and objectives; (ii) determining the salary, benefits and other compensation of the executive officers and reviewing the compensation programs for the Company; (iii) adopting and monitoring a succession plan for the Company's senior management; and (iv) administering the following benefit plans of Capstone: the 1993 Incentive Stock Option Plan, the 2000 Employee Stock Purchase Plan, the Amended and Restated 2000 Equity Incentive Plan, as amended (the "Incentive Plan"), and the Executive Performance Incentive Plan. The Compensation Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.capstoneturbine.com. During the 2011 Fiscal Year, the Compensation Committee held four (4) meetings. Processes and procedures for determining executive compensation are discussed elsewhere in this Proxy Statement in the section entitled "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee currently consists of Ms. Van Deursen (Chair) and Messrs. Mayo, Simon and Wilk. The Nominating and Corporate Governance Committee is comprised solely of "independent directors" as defined by Nasdaq rules in accordance with the committee's charter. The Nominating and Corporate Governance Committee is responsible for, among other things, (i) monitoring corporate governance matters; (ii) recommending to the full Board of Directors candidates for election to the Board of Directors; and (iii) coordinating the Board of Directors evaluation process. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a copy of which is available on the Company's website at www.capstoneturbine.com. During the 2011 Fiscal Year, the Nominating and Corporate Governance Committee held five (5) meetings. The Nominating and Corporate Governance Committee met subsequent to the end of the 2011 Fiscal Year to recommend to the full Board of Directors each of the nominees for election to the Board of Directors as presented herein.

Risk Oversight

        The Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company's business strategy is a key part of its assessment of management's appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. The full Board of Directors participates in an annual enterprise risk management assessment.

        While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from the Company's internal auditors. In addition, in setting compensation, the Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with the Company's business strategy and is responsible for oversight with respect to succession planning risks. Finally, the Company's Nominating and Corporate Governance Committee conducts an annual assessment of the risk management process and reports its findings to the full Board of Directors.

Board of Directors and Committee Performance Evaluations

        The charter of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee requires an annual performance evaluation, and the Company's Corporate Governance Principles also mandate an annual evaluation of the Board of Directors. Such performance evaluations are designed to assess whether the Board of Directors and its committees function effectively and make valuable contributions to the Company. In April 2011, all members of the Company's Board of Directors were asked to assess the performance of the Board of Directors and each committee on which they serve and identify areas for improvement through the completion of a detailed questionnaire for each such committee and the Board of Directors. The Nominating and Corporate Governance Committee and counsel for the Company reviewed the completed questionnaires, consolidated the responses and reported findings to the Board of Directors in June 2011. The Nominating and Corporate Governance Committee and the Board of Directors discussed the results of the performance evaluations and asked the appropriate committees to each discuss the consensus suggestions and put a follow-up process in place. The Nominating and Corporate Governance Committee has reviewed the results, identified the key areas for improvement and created a strategy for addressing the areas most in need of improvement. Each member of the Board of Directors was also asked to complete a peer review and assess, on a confidential basis, the service and contributions of each other member of the Board of Directors by completing a confidential board member evaluation form. Counsel for the Company reviewed and consolidated the responses to the confidential board member evaluation form and presented the responses, on an anonymous basis, to the chairs of the Board of Directors and Nominating and Corporate Governance Committee, who presented a summary to the Board of Directors in June 2011.

Director Recommendation and Nomination Process

        The Nominating and Corporate Governance Committee has a policy for the consideration of director candidates recommended by stockholders and will consider all bona fide recommended candidates for director if submitted in accordance with the policy. The policy provides that any stockholder recommendation must include the specific information required by the policy, must be submitted in writing to:

    Capstone Turbine Corporation
    21211 Nordhoff Street
    Chatsworth, CA 91311
    Attention: Chair of Nominating and Corporate Governance Committee
    Care of: Edward I. Reich, Secretary

and must be received by the committee at least 180 days prior to that year's annual meeting of stockholders. All such recommendations should include the following: (i) the name, age, business address and residence address of the prospective candidate and the name and record address of the stockholder submitting the recommendation, as well as the number of shares of stock of the Company which are owned of record or beneficially by that stockholder; (ii) a statement from the prospective candidate consenting to being named in the proxy and proxy card if selected as a nominee and to serving on the Board of Directors if elected; (iii) a statement explaining whether the prospective candidate is "independent" under applicable laws, Nasdaq rules and otherwise; (iv) biographical data of the prospective candidate, including former and current service on other boards of directors, business experience and current occupation, and any other information relating to the prospective candidate and the recommending stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors; (v) transactions and relationships between the recommended candidate and the recommending stockholder, on the one hand, and the Company or Company management, on the other hand, as well as a description of all arrangements or understandings between the recommending stockholder and the prospective candidate and any other person pursuant to which the nomination is being made by the stockholder; (vi) the prospective candidate's Company stock trading history; (vii) any material proceedings to which the prospective candidate or his or her associates is a party that are adverse to the Company; (viii) the prospective candidate's involvement in any past or present legal proceedings, including any involvement in legal proceedings involving the Company; (ix) information regarding whether the recommending stockholder or the recommended candidate, or affiliates of either of those parties, have any plans or proposals for the Company; (x) an explanation as to whether the recommending stockholder and the prospective candidate intend to use the nomination to redress personal claims or grievances against the Company or others or to further personal interests or special interests not shared by the Company's stockholders at large; (xi) whether the prospective candidate is proposed to be nominated at the annual meeting of stockholders or is provided solely as a recommendation for consideration by the committee; and (xii) any other relevant information concerning the prospective candidate. The committee reserves the right to request additional information as it deems appropriate.

        In addition to stockholder recommendations as described above, the Company's bylaws permit stockholders to nominate directors at a meeting of the stockholders. Any stockholder nomination must comply with the applicable provisions of the Company's bylaws and the SEC's proxy rules and will be handled in accordance with the Company's bylaws and applicable laws.

        The Nominating and Corporate Governance Committee reviews the composition and size of the Board of Directors and determines the criteria for Board of Directors membership. In addition, the Nominating and Corporate Governance Committee reviews the qualifications of prospective candidates to determine whether they will make good candidates for membership on the Company's Board of Directors. This consideration includes, at a minimum, a review of each prospective candidate's character, judgment, experience, expertise, age, diversity, independence under applicable law and freedom from other conflicts, as well as other factors that the Nominating and Corporate Governance Committee deems relevant in light of the needs of the Board of Directors and the Company and/or that are in the best interests of the Company, including relevant experience, the ability to dedicate sufficient time, energy and attention to performance of Board of Directors duties, financial expertise, experience with a company that has introduced a new, technologically advanced product or service to the marketplace and existing relationships within target industries or public policy institutions that may benefit the Company and whether the prospective candidate is a Nominating and Corporate Governance Committee-selected prospective candidate or a stockholder-recommended prospective candidate. The Nominating and Corporate Governance Committee selects qualified candidates and recommends those candidates to the Board of Directors, and the Board of Directors then decides if it will invite the candidates to be nominees for election to the Board of Directors.

        The Nominating and Corporate Governance Committee also considers issues of diversity, such as diversity of education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal diversity policy in terms of considering nominees for directors, but it actively considers all relevant factors, including the factors outlined above, when evaluating potential nominees to the Board of Directors. For example, when its two newest directors, Ms. Van Deursen and Mr. Mayo, were added to the Board of Directors in 2007, the Nominating and Corporate Governance Committee developed a matrix of all relevant qualifications, skills and experience possessed by the incumbent members of the Board of Directors and identified certain areas where the Board of Directors needed additional attributes including, but not limited to, diversity. As a direct result of this process, Ms. Van Deursen and Mr. Mayo joined the Board of Directors, substantially increasing its depth, range of experience and diversity. The Board of Directors and the Nominating and Corporate Governance Committee believe that it is essential that members of the Board of Directors represent diverse viewpoints.

        The Nominating and Corporate Governance Committee uses the following process to identify prospective candidates for the Board of Directors and to evaluate all candidates, including candidates recommended by stockholders in accordance with the Company's policy regarding stockholder recommendations and the director nominations process. The Nominating and Corporate Governance Committee: (i) reviews the composition and size of the Board of Directors and determines the criteria for Board of Directors membership; (ii) evaluates the Board of Directors for effectiveness and makes a verbal presentation of its findings to the Board of Directors; (iii) determines whether the current members of the Board of Directors who satisfy the criteria for Board of Directors membership are willing to continue in service; if the current members of the Board of Directors are willing to continue in service, the committee evaluates the performance of such board members and considers those current members for re-nomination, and if the current members of the Board of Directors are not willing to continue in service or if there will be an increase in the number of directors on the Board of Directors, the Nominating and Corporate Governance Committee considers candidates who meet the criteria for Board of Directors membership; (iv) if necessary, engages a search firm to assist with the identification of potential candidates; (v) compiles a list of potential candidates; (vi) evaluates the prospective candidates, including candidates recommended by stockholders, to determine which of the prospective candidates, if any, will best represent the interests of all stockholders and determines whether any conflicts of interest exist; (vii) holds committee meetings to narrow the list of prospective candidates; (viii) along with the Chairman of the Board of Directors and management, interviews a select group of prospective candidates; (ix) approves the candidate or candidates who are most likely to advance the best interests of the stockholders; and (x) recommends the selected candidate or candidates to the Board of Directors and the stockholders for approval. The Nominating and Corporate Governance Committee, which may request the assistance of Board members who are not on the committee in the execution of its duties, carefully documents the selection and evaluation process.

Stockholder Communications

        The Company has a policy whereby stockholders may communicate directly with the Company's Board of Directors, or individual members of the Board of Directors, by writing to the Company at:

    Capstone Turbine Corporation
    21211 Nordhoff Street
    Chatsworth, CA 91311
    Attention: Edward I. Reich, Secretary

and indicating prominently on the outside of any envelope that the communication is intended for: (i) the Board of Directors; (ii) the Chairman of the Board of Directors; (iii) a specific committee of the Board of Directors; (iv) the non-management directors; or (v) any other director or subset of directors of the Board of Directors. The Secretary of the Board of Directors reviews all correspondence and regularly forwards to the appropriate director, directors or the Board of Directors, copies of all communications that, in the opinion of the Secretary, deal with the functions of or otherwise require the attention of individual directors, the Board of Directors or committees or subsets thereof. Unless, in the opinion of the Secretary, a communication is improper or irrelevant, a communication will not be withheld from its intended recipient(s) without the approval of the Chairman of the Board of Directors, the Chair of the appropriate committee or the director who presides during non-management executive sessions.

Compensation Committee Interlocks and Insider Participation

        From April 1, 2010 to the 2010 Annual Meeting of Stockholders on August 26, 2010, the Compensation Committee consisted of Messrs. Jaggers (Chair), Lotan, Mayo and Simon. Following the 2010 Annual Meeting of Stockholders, the Compensation Committee has consisted of Messrs. Mayo (Chair), Jaggers and Wilk and Ms. Van Deursen. None of the committee members have at any time been an officer or employee of the Company nor have any of the members had any relationship with the Company requiring disclosure by the Company during the 2011 Fiscal Year. During the 2011 Fiscal Year, none of the Company's executive officers served as a member of the compensation committee of another entity, an executive officer of which served on the Compensation Committee of Capstone; none of the Company's executive officers served as a director of another entity, an executive officer of which served on the Compensation Committee of Capstone; and none of the Company's executive officers served as a member of the compensation committee of another entity, an executive officer of which served as a director of Capstone.

 AUDIT COMMITTEE REPORT

        In performing its functions, the Audit Committee acts primarily in an oversight capacity. Our management is responsible for the integrity of the Company's financial statements, as well as its accounting and financial reporting process, principles and internal controls to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accountants have the primary responsibility for performing an independent audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted auditing standards and on the effectiveness of the Company's internal controls over financial reporting. Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, and all members are not experts in the fields of accounting or auditing, including auditor independence. The Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for preparing financial statements and reports and implementing internal controls over financial reporting. In addition, the Audit Committee selects the Company's independent registered public accountants and has the authority to engage independent counsel and other advisors as it deems necessary.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Capstone contained in Capstone's Annual Report on Form 10-K as of and for the year ended March 31, 2011 with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, both with and without management present. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP their independence from Capstone.

        In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K as of and for the year ended March 31, 2011 for filing with the SEC.

Audit Committee
Noam Lotan, Chairman Richard K. Atkinson Eliot G. Protsch

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to Regulation 14A other than as provided in SEC Regulation S-K, Item 407 or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

 FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees Paid to the Independent Registered Public Accounting Firm

        The table below provides information concerning fees for services rendered by Deloitte & Touche LLP during the 2011 Fiscal Year and the fiscal year ended March 31, 2010 (the "2010 Fiscal Year"). The nature of the services provided in each such category is described following the table.

	Amount of Fees
Description of Fees	2011	2010
Audit Fees	$1,020,000	$1,031,000
Audit-Related Fees	—	—
Tax Fees	102,000	119,000
All Other Fees	—	—

Total	$1,122,000	$1,150,000

        Audit Fees—These fees were primarily for professional services rendered by Deloitte & Touche LLP in connection with the audit of the Company's consolidated annual financial statements and reviews of the interim condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q for the first three fiscal quarters of the 2011 Fiscal Year and the 2010 Fiscal Year. The fees also relate to the audit of internal controls over financial reporting (pursuant to Section 404 of the Sarbanes-Oxley Act) for the 2011 Fiscal Year and the 2010 Fiscal Year, comfort letters and consents related to SEC filings.

        Tax Fees—These fees were for services rendered by Deloitte & Touche LLP for assistance with tax compliance regarding tax filings and also for other tax advice and consulting services. Tax fees for the 2010 Fiscal Year also include tax related projects, including Section 382 projects, of $25,500.

Pre-approval of Services Performed by the Independent Registered Public Accounting Firm

        The Audit Committee has implemented procedures for the advance approval of all audit and non-audit services to be performed by the independent registered public accounting firm, whereby the Audit Committee must approve all services prior to the commencement of work. Unless the specific service has been pre-approved in accordance with the Audit Committee's charter for the current year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee considers whether the proposed provision of any non-audit services by the independent registered public accounting firm is compatible with maintaining the firm's independence. The Audit Committee consults with management prior to the Company's engagement of the independent registered public accounting firm for all audit and non-audit services. The Audit Committee has delegated its authority to pre-approve non-audit services up to an amount of $75,000 in the aggregate in any fiscal year to the Chair of the Audit Committee. The Audit Committee approved in accordance with applicable law all of the audit and non-audit services performed by Deloitte & Touche LLP during the 2011 Fiscal Year. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte & Touche LLP.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by SEC Regulation S-K Item 402(b) beginning on page 26 of this Proxy Statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended March 31, 2011.

Compensation Committee
Gary J. Mayo, Chairman John V. Jaggers Holly A. Van Deursen Darrell Wilk

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to Regulation 14A, other than as provided in SEC Regulation S-K, Item 407, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that it be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

 EXECUTIVE OFFICERS OF THE COMPANY

        The following list identifies the name, age and position(s) of the executive officers of the Company:

Name	Age	Position
Darren R. Jamison	45	President & Chief Executive Officer
Edward I. Reich	48	Executive Vice President & Chief Financial Officer
James D. Crouse	47	Executive Vice President of Sales & Marketing
Mark G. Gilbreth	39	Executive Vice President & Chief Technology Officer
Jayme L. Brooks	40	Vice President of Finance & Chief Accounting Officer

        The term of each executive officer runs until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company's Board of Directors:

        Edward I. Reich.    Mr. Reich has served as our Executive Vice President and Chief Financial Officer since February 2008. He most recently served as Vice President, Financial Planning and Analysis from August 2006 to February 2008. Mr. Reich was named Director, Financial Planning and Analysis of Capstone in August 2005, in which position he served until August 2006. Prior to joining Capstone, from 1996 to 2005, Mr. Reich was Corporate Controller at Kistler Aerospace Corporation. Mr. Reich received his Bachelor of Arts degree in Business Administration from San Diego State University. Mr. Reich is a Certified Public Accountant (inactive) in the State of California and is a member of Financial Executives International.

        James D. Crouse.    Mr. Crouse joined us in February 2007 as Executive Vice President of Sales & Marketing. He leads Capstone's Sales, Marketing and Product Development efforts globally. Since joining Capstone, Mr. Crouse has helped us bring several new clean energy and renewable microturbine products to market. Mr. Crouse is also the Chairman of the Board for the World Alliance for Decentralized Energy (WADE), a business accelerator associated with the worldwide development of high efficiency cogeneration, onsite power and decentralized renewable energy systems that deliver substantial economic and environmental benefits. WADE's membership includes more than 200 corporate leaders in the decentralized-energy industry and national cogeneration and decentralized energy associations worldwide. In December 2010, U.S. Secretary of Commerce Gary Locke named Mr. Crouse to a national advisory committee that will promote U.S. exports of renewable energy and energy efficient technologies. Prior to joining Capstone, from February 2005 to February 2007, Mr. Crouse was President of Navitas Consulting, where he specialized in assisting client companies with growing their businesses. Prior to his employment with Navitas Consulting, Mr. Crouse was General Manager of the Gas Engine Group for Valley Power Systems, the GE Jenbacher distributor, from June 2003 to February 2005. Additionally, Mr. Crouse was President of JST Energy and Vice President of Crown Engineering & Construction from September 2001 to June 2003. Mr. Crouse is a member of the California Association of Building Energy Consultants, and he is a licensed General Engineering Contractor "A" in California.

        Mark G. Gilbreth.    Mr. Gilbreth has served as our Executive Vice President and Chief Technology Officer since May 2011. He served as Executive Vice President of Operations and Chief Technology Officer from November 2008 to May 2011, Executive Vice President and Chief Technology Officer from February 2007 to November 2008 and Executive Vice President and Chief Operating Officer from April 2006 to February 2007. In addition, he held the position of Interim President & Chief Executive Officer from July 2006 to December 2006. Mr. Gilbreth also served as Vice President, Engineering Technologies from February 2005 to April 2006 and has held positions of increasing responsibilities in Engineering, Program Management and Customer Service since he joined Capstone in August 1995.

Prior to joining Capstone, Mr. Gilbreth held various positions in Engineering at Sundstrand Power Systems in San Diego from 1991 to 1995. Mr. Gilbreth received his Bachelor's degree in Computer Science from San Diego State University.

        Jayme L. Brooks.    Ms. Brooks has served as our Vice President of Finance and Chief Accounting Officer since November 2008. She most recently served as Vice President of Financial Planning and Analysis of the Company from February 2008 to November 2008. She also served as Interim Chief Accounting Officer from October 2008 to November 2008. She joined the Company in September 2005 and served as Director of Financial Reporting from September 2005 until February 2008. From March 2003 until September 2005, she was Vice President and Controller of Computer Patent Annuities North America LLC, a company providing solutions for intellectual property management needs, technology renewal services, software tools and portfolio management. Ms. Brooks holds a Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara and a Master of Business Administration degree from the Fuqua School of Business at Duke University. Ms. Brooks is a Certified Public Accountant licensed in California and a member of Financial Executives International.

 COMPENSATION DISCUSSION AND ANALYSIS

Overview

        The Compensation Committee reviews and administers the process and substance of the Company's executive compensation program, including compensation of the Named Executive Officers (i.e., those executive officers who appear in the Summary Compensation Table on page 34).

        The Compensation Committee believes that the Company's executive compensation program should:

  •
  Attract and retain individuals of superior ability and managerial talent by offering total compensation that is competitive with a group of specifically identified peer companies that are of comparable size within similar industries and other companies with which the Company competes for executive talent;

  •
  Establish goals and objectives that link incentive compensation to achievement of specific key strategic and financial performance goals;

  •
  Provide compensation that aligns the financial interests of executives with those of Capstone's stockholders through long-term equity incentives that take into account the Company's performance;

  •
  Comply with all applicable laws and Nasdaq rules and guidelines, and ensure that compensation is appropriate in light of reasonable and sensible standards of good corporate governance; and

  •
  Be straightforward and easy to understand and administer.

Role of Compensation Consultant

        The Compensation Committee focuses on attracting, retaining and motivating a highly qualified group of executive officers. They believe that doing so is in the best interests of the Company, its stockholders and other constituencies. The Compensation Committee has engaged an international compensation consulting firm, Aon Hewitt Consulting, a subsidiary of Aon Corporation ("Aon Hewitt"), as its consultant in determining appropriate compensation for our executive officers, including our Named Executive Officers. As a part of its consulting services, Aon Hewitt collects and analyzes competitive pay data, trends and market practices. Aon Hewitt also provides compensation consulting services to the Company for individuals who are not executive officers.

        In setting compensation, the Compensation Committee reviews information from Aon Hewitt regarding comparative market data, including comprehensive analyses of total compensation and compensation components based on published survey data sized to our annual revenue. The published surveys used by the Compensation Committee in its analysis covered publicly-traded technology and manufacturing industry companies that are below $200 million in revenue. The Compensation Committee believes this information is relevant in making compensation decisions and relies on it, in part, but does not deem this broad group of companies in the survey category to be Capstone's specific "peer group." For the 2011 Fiscal Year, Aon Hewitt updated its survey analysis for prior years and provided an updated analysis of market data to the Compensation Committee.

        The Compensation Committee has determined that the competitive analysis provided by Aon Hewitt includes a sufficiently large and relevant group of companies for purposes of comparing compensation data. The Compensation Committee considers all relevant information from compensation surveys and does not exclude data in determining compensation for our executive officers. The compensation report provided by Aon Hewitt includes detailed information regarding base salary, target bonus, target total cash, actual total cash, estimated value of long-term incentive compensation and target total direct compensation for individuals deemed to be comparable to our executive officers at the comparable companies. As further discussed below, the Compensation Committee uses this information to assess the levels of compensation that are appropriate for our executive officers, including the Named Executive Officers.

Goal Alignment and Financial and Strategic Performance

        The Compensation Committee believes that the Company's compensation program should encourage and reward outstanding financial and strategic performance. In the 2009 Fiscal Year, the stockholders approved an Executive Performance Incentive Plan pursuant to which the Compensation Committee may pay annual cash bonuses to our executive officers upon the achievement of specific performance goals. The Compensation Committee also believes that the Named Executive Officers should receive a significant portion of their compensation in the form of equity, thereby putting this portion of their compensation at risk and further aligning their long-term interests with the Company's strategic objectives and stockholders' interests. With this structure, the Company's compensation program is designed to maintain a close correlation between the rewards to the Company's executives and the strategic success of the Company and the performance of its stock price.

        Based on input from Aon Hewitt and other resources, the Compensation Committee has determined that a mix of stock options and stock bonus awards, also referred to as time-based restricted stock units or RSUs, is most appropriate for aligning the goals of the Named Executive Officers and other critical senior executives with those of the Company's stockholders. Stock options provide a financial reward only in the event that stockholder values are increased. RSUs provide value upon completion of service or other performance requirements but impose less dilution of stockholder value than do stock options.

Compliance

        The responsibilities and authority of the Compensation Committee are set forth in its charter, which is intended to set forth best practices for compensation. The members of the Compensation Committee are all "independent directors," as defined under Nasdaq rules. Equity incentive awards are granted by the Compensation Committee in a manner that is intended to satisfy SEC Rule 16b-3 under the Exchange Act. As further discussed below, incentive compensation is awarded in a manner that is intended to qualify the payments as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Simplicity

        The basic components of compensation applicable to the executive officers are limited to base salary, annual cash bonus and long-term incentives. The executive officers also receive employee benefits consistent with those offered to other employees of the Company. All executive officers are covered by the Company's Change of Control Severance Plan. The Compensation Committee believes the Company is well served by a compensation structure that is easy to monitor, implement and disclose to its officers, employees and stockholders.

Process

        The Compensation Committee relies on compensation information about comparable companies and consultation with Aon Hewitt in establishing compensation. For the 2011 Fiscal Year, Aon Hewitt provided an update to the comprehensive compensation information that had been prepared for the prior fiscal year. The information provided by Aon Hewitt is described above under "—Overview—Role of the Compensation Consultant." The data included the levels of compensation paid at the 50th percentile and 75th percentile of the comparable companies. The Compensation Committee did not set compensation for Named Executive Officers at these or any other percentiles but, instead, used this data as benchmarks in assessing the appropriateness of our compensation arrangements.

Components of Compensation

        For each of our Named Executive Officers, the Compensation Committee reviews each component of compensation and the total value of all compensation, or "total direct compensation." Each component is discussed in more detail below. The Compensation Committee has placed more emphasis on the comparative value of each Named Executive Officer's total direct compensation, rather than each compensation component. The Compensation Committee seeks to provide total direct compensation to the Named Executive Officers that is comparable to the total direct compensation of executives of comparable companies. Because the Compensation Committee has determined that a significant portion of compensation should be at risk, the actual compensation realized by the Named Executive Officers depends on the level of performance achieved over both the short-term and long-term and upon long-term tenure in the position. This emphasis has the effect of more heavily weighting total direct compensation on long-term incentives and at-risk compensation.

Base Salary

        The base salary for each of the Named Executive Officers is based on long-term individual performance and is compared to base salaries for executives at comparable companies, as further described above under "—Process." The Compensation Committee believes that base salaries should also reflect other relevant factors, such as unique roles and responsibilities and/or individual long-term performance and experience. Accordingly, the base salary of any particular individual may be above or below the median of the applicable range of base salaries paid by comparable companies. In the 2011 Fiscal Year, the Compensation Committee increased the base salaries of Mr. Jamison from $425,000 to $437,800, Mr. Reich from $250,000 to $258,000, Ms. Brooks from $200,000 to $208,000, Mr. Crouse from $228,800 to $235,700 and Mr. Gilbreth from $275,000 to $281,900. See "—Compensation of the Individual Named Executive Officers" for additional details.

Annual Cash Bonus and Incentive Plan

        Annual cash bonus payments to Named Executive Officers can be awarded by the Compensation Committee based on performance, achievement of specific goals and other relevant factors determined in the discretion of the Compensation Committee. In the 2009 Fiscal Year, the stockholders approved the Executive Performance Incentive Plan, pursuant to which the Compensation Committee can make awards, including cash bonuses, to our executive officers based on the attainment of specific performance goals. Payments under the awards are based on performance goals that are selected from the criteria described in the Executive Performance Incentive Plan. Each objective is determined in reference to our financial statements and annual budget.

        On June 9, 2010, the Compensation Committee approved performance goals and other terms of awards for our executive officers for the 2011 Fiscal Year. The awards to Messrs. Jamison, Gilbreth and Reich and Ms. Brooks for the 2011 Fiscal Year entitled such officers to bonus payments based on company-wide achievement of goals relating to revenue and direct materials cost, weighted equally. The actual performance objectives were:

Objective	Weight	Threshold	Target	Maximum
Revenue Achievement	50%	$67.9M	$84.9M	$106.1M
Direct Materials Cost	50%	74%	68%	62%

        Awards under the Executive Performance Incentive Plan for the 2011 Fiscal Year entitled each of the executive officers, other than Mr. Crouse, to payments of a target bonus equal to a stated

percentage of annual base salary, with a threshold bonus opportunity of one-half of the target bonus and a maximum possible bonus of 165% of the target bonus. The percentages above and below target are calculated on a sliding scale to penalize performance below target and reward performance that exceeds target. The potential bonus that could have been paid pursuant to awards to each executive officer, other than Mr. Crouse, for the 2011 Fiscal Year are summarized in the table below.

Fiscal 2011 Executive Performance Incentive Plan Awards

		Award Opportunity
	Target Bonus Percentage of Salary
Executive Officer		Threshold ($)	Target ($)	Maximum ($)
Darren R. Jamison	100%	$212,500	$425,000	$701,250
Mark G. Gilbreth	45%	61,875	123,750	204,188
Edward I. Reich	45%	56,250	112,500	185,625
Jayme L. Brooks	30%	30,000	60,000	99,000

        The award for Mr. Crouse for the 2011 Fiscal Year was based on revenue achievement, subject to modification if actual department expenses exceed budget. Mr. Crouse received an award that entitled him to bonus payments based on the following percentages of revenue: 0.75% of revenue over $61.6 million but less than $84.8 million, 1.5% of revenue greater than $84.8 million but less than $108 million, and 3.0% of revenue greater than $108 million.

        The Compensation Committee met on June 8, 2011 to determine if the performance objectives were met under the terms of the awards and determined and certified that we had achieved 95.6% of revenue target. Direct materials cost was exactly at the threshold level of performance for payment. As a result, our Named Executive Officers received cash payments ranging from 22% to 73% of their annual base salary. Bonus payments pursuant to the Executive Performance Incentive Plan were authorized of $320,740 to Mr. Jamison, $92,936 to Mr. Gilbreth, $85,057 to Mr. Reich and $45,715 to Ms. Brooks, based on this achievement. A bonus payment to Mr. Crouse of $153,000 was authorized based on our revenue for the 2011 Fiscal Year. In addition, Mr. Crouse was paid a discretionary bonus of $7,100 based on criteria related to his area of responsibility not covered by his award under the plan. The treatment of these bonuses for tax purposes under the Executive Performance Incentive Plan is discussed under the heading "Internal Revenue Code Section 162(m)."

        On June 29, 2011, the Compensation Committee approved performance goals and other terms of awards for our executive officers for the 2012 Fiscal Year under the Executive Performance Incentive Plan. Awards for Mr. Jamison, Mr. Gilbreth, Mr. Reich and Ms. Brooks provide a target bonus equal to a stated percentage of annual base salary. The awards are based on targeted levels of revenue and operating cash flow. Both goals must be achieved above a threshold level of performance. The formula is weighted to emphasize the operating cash flow performance goal. The award provides a target bonus that is similar to the target bonus for the 2011 Fiscal Year, a maximum payment of 150% of the target bonus and an intermediate bonus of 40% of the target bonus for performance that is 90% of targeted revenue and 120% of the operating cash flow target. A bonus between zero and 40% of the target bonus is paid for performance that is above a threshold level but below the intermediate level. The percentages above and below target are calculated on a sliding scale formula to penalize performance below target and reward performance that exceeds target. The potential bonus that could be paid pursuant to awards to each executive officer, other than Mr. Crouse, for the 2012 Fiscal Year are summarized in the table below.

Fiscal 2012 Executive Performance Incentive Plan Awards

		Award Opportunity(1)
	Target Bonus Percentage of Salary
Executive Officer		Intermediate ($)	Target ($)	Maximum ($)
Darren R. Jamison	100%	$175,120	$446,556	$656,700
Mark G. Gilbreth	45%	50,742	129,392	190,283
Edward I. Reich	45%	46,440	118,422	174,150
Jayme L. Brooks	30%	24,960	63,648	93,600

(1)
Payouts at target level of achievement are approximate, because of interpolation.

        The award for Mr. Crouse for the 2012 Fiscal Year is based on a percentage of revenue that exceeds the revenue achieved during the 2011 Fiscal Year. The award provides additional incentives to reward performance above targeted revenue and further incentives for revenue that exceeds the maximum level stated in the plan. Mr. Crouse's award opportunity, based on achievement of the targeted revenue goal, is $174,000. Payments to Named Executive Officers are limited under the Executive Performance Incentive Plan to $4 million under any award.

        Following the end of the 2012 Fiscal Year, the Compensation Committee will determine whether and the extent to which the applicable performance targets were satisfied. The Compensation Committee will then award each executive officer a bonus based on the achievement of the applicable performance targets. No payments will be made for performance below specified threshold levels. The Compensation Committee has discretion to reduce any payments that would otherwise be made under the awards based on the achievement of the performance goals. For example, a payment could be reduced if the Compensation Committee determined that the executive officer failed to achieve individual or departmental goals that are unrelated to the Company's overall performance.

Long-Term Equity Incentives

        General.    In February 2007, the Compensation Committee formalized its policy regarding the granting of equity-based compensation awards. The policy generally provides that the Compensation Committee shall not backdate any equity grant or manipulate the timing of the public release of material information with the intent of benefiting a grantee under an equity award. Generally, quarterly grants of equity-based compensation awards are to be approved by the Compensation Committee on the date of a regularly scheduled meeting of the Compensation Committee. Inducement grants may be approved at a special meeting of the Compensation Committee and are generally effective as of the commencement of employment. The date the Compensation Committee acts to approve an award shall be the grant date of the award for purposes of the Company's equity compensation plans, except that grants made after the close of business may be deemed to be granted on the following day. No grants may be made by action on written consent, except in extraordinary circumstances. In no event shall the exercise price or value of an award be determined by reference to the fair market value of the Company's Common Stock on a day other than the grant date of the award. The Compensation Committee does not grant options with reload features and is prohibited from re-pricing stock options under the terms of the Incentive Plan.

        In discharging its responsibility for administering the Company's stock-based compensation programs, the Compensation Committee regularly monitors and evaluates the total cost of such programs, based on information provided annually by, and in consultation with, Aon Hewitt. This information includes share utilization and annual grant rates. The Compensation Committee determines the appropriate award to each Named Executive Officer by assessing equity incentive awards made to officers by comparable companies and evaluating the level of equity incentives that have been previously awarded to each Named Executive Officer.

        Awards In 2011 Fiscal Year.    In June 2010, options were granted to all Named Executive Officers. Pursuant to the provisions of the Incentive Plan, the exercise price of an option is set as the market price of the Company's stock on the date of the grant. All options granted in June 2010 to Named Executive Officers vest 25% on the first anniversary date and monthly thereafter on a pro rata basis over the next 36 months and expire ten years from the grant date. See "—Compensation of the Individual Named Executive Officers" and "Executive Compensation—Grants of Plan-Based Awards" for additional details.

        In June 2010, the Compensation Committee also granted RSUs to all of the Named Executive Officers. The RSUs vest in increments of 25% on each anniversary of the date of grant. See "—Compensation of the Individual Named Executive Officers" and "Executive Compensation—Grants of Plan-Based Awards" for additional details.

        Awards In 2012 Fiscal Year.    In June 2011, options were granted to all Named Executive Officers. Pursuant to the provisions of the Incentive Plan, the exercise price of an option is set as the market price of the Company's stock on the date of the grant. All options granted in June 2011 to Named Executive Officers vest 25% on the first anniversary date and monthly thereafter on a pro rata basis over the next 36 months and expire ten years from the grant date. See "—Compensation of the Individual Named Executive Officers" for additional details.

        In June 2011, the Compensation Committee also granted RSUs to all of the Named Executive Officers. The RSUs vest in increments of 25% on each anniversary of the date of grant. See "—Compensation of the Individual Named Executive Officers" for additional details.

        Cost Reduction Equity Incentive Program.    In June 2010, the Compensation Committee approved the Cost Reduction Equity Incentive Program (the "Cost Reduction Program") pursuant to which certain employees, including Mr. Gilbreth, may be awarded RSUs based on direct material cost reductions during the 2011 Fiscal Year. In June 2011, the Compensation Committee extended the Cost Reduction Program through Fiscal 2012. The Cost Reduction Program is intended to provide a long-term incentive for achieving specific direct material cost reductions for certain of the Company's product lines. Cost reductions will be tracked against a predetermined cost reduction schedule and a minimum of 50% of targeted reductions must be achieved before RSUs are earned under the program. RSUs issuable pursuant to the program will be calculated quarterly and awarded at the end of the fiscal year based on a pre-determined percentage of actual savings. The RSUs will vest over a two-year period.

Employee Benefits

        Executive officers are generally entitled only to benefits consistent with those offered to other employees of the Company. The Company offers group life, disability, medical, dental and vision insurance and an employee stock purchase program.

Change of Control Benefits

        The Company maintains the Capstone Turbine Corporation Change of Control Severance Plan (the "Change of Control Plan"), which provides certain payments and benefits to eligible employees, including the Named Executive Officers, upon a change of control of the Company. The Change of Control Plan provides severance benefits to participants whose employment is terminated or otherwise adversely impacted within 12 months of a change of control. Upon becoming eligible, participants receive a lump sum cash payment under the Change of Control Plan that is equal to their annual base salary and continuation coverage in our medical and dental benefit plans at no cost for a period of 12 months. However, we entered into an agreement with Mr. Jamison to provide him with a severance payment that is equal to his base compensation for a period of 18 months. This additional payment applies to a change of control that occurs prior to April 1, 2012. The Board adopted the Change of

Control Plan to increase the likelihood that key management personnel are retained during any pending transactions involving a change of control of the Company. In addition, certain awards under the Incentive Plan become fully vested in the event of a change of control. The Compensation Committee believes that these change of control benefits are similar to and consistent with those offered by the companies included in the Aon Hewitt industry group described above.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to our Named Executive Officers. Qualifying performance-based compensation, however, is fully deductible without regard to the general Section 162(m) limits if certain requirements are met. Section 162(m) also permits full deductibility for certain employee benefit plan contributions, sales commissions and other payments. The Compensation Committee intends that our incentive compensation programs qualify for an exception to the limitations of Section 162(m) whenever possible so that we may fully deduct compensation paid to our Named Executive Officers under these programs. The Executive Performance Incentive Plan is intended to ensure that cash bonuses paid to our Named Executive Officers are treated as "performance based compensation" for this purpose, as are certain awards under the Incentive Plan.

        We have made certain equity incentive awards that may cause a portion of the compensation paid to Named Executive Officers to exceed the Section 162(m) limitation and, therefore, may prevent us from deducting the excess portion. Payments under these equity incentives are generally conditioned on long-term increases in stockholder value. In making these equity incentive awards, the Compensation Committee determined that the benefits of these arrangements to us and our stockholders outweighed the potential inability to deduct a portion of the compensation for federal income tax purposes.

        As described under the heading "—Components of Compensation—Annual Cash Bonus," the Compensation Committee approved awards to our Named Executive Officers for the 2011 Fiscal Year under the Executive Performance Incentive Plan that would have been exempt from Section 162(m) as performance-based compensation. The discretionary bonus payment that was approved for Mr. Crouse does not qualify as performance-based compensation. However, this payment did not exceed the limits of Section 162(m) and is fully deductible for federal income tax purposes.

Compensation of the Individual Named Executive Officers

Mr. Jamison

        Mr. Jamison's total direct compensation (i.e., base salary, annual cash bonus and long-term incentives) was established and is reviewed and adjusted by the Compensation Committee with market analysis provided by Aon Hewitt. Mr. Jamison's total direct compensation is, and is expected to remain, comparable to the compensation paid to chief executive officers by comparable companies reflected in the published survey data.

        For the 2011 Fiscal Year, Mr. Jamison was eligible for a cash bonus equivalent to 100% of his base salary at target performance levels under the Executive Performance Incentive Plan. Based on performance certified by the Compensation Committee, described above under "Components of Compensation—Annual Cash Bonus," a cash payment of $320,740 to Mr. Jamison was approved.

        Effective June 9, 2010, the Compensation Committee awarded Mr. Jamison options to purchase 360,000 shares of common stock and 60,000 RSUs under our Incentive Plan. Effective June 8, 2011, the Compensation Committee awarded Mr. Jamison options to purchase 150,000 shares of common stock and 45,000 RSUs under our Incentive Plan. The terms of these grants are set forth above under "—Components of Compensation—Long-Term Equity Incentives." Aon Hewitt provided comments and considerations and survey data that was relied on by the Compensation Committee in making these determinations.

Messrs. Reich, Crouse, and Gilbreth and Ms. Brooks

        The Compensation Committee set the 2011 Fiscal Year compensation for the remaining Named Executive Officers based on updated information provided by, and in consultation with, Aon Hewitt. As discussed above under "—Process," the compensation for these Named Executive Officers was compared to the selected compensation benchmarks for executive officers of comparable companies. The Compensation Committee determined that compensation paid to our Named Executive Officers is comparable to amounts paid by comparable companies reflected in the published survey data. Consideration was also given to internal pay equity and with emphasis on long-term incentives to encourage the long-term success of the Company.

        For the 2011 Fiscal Year, Messrs. Reich and Gilbreth and Ms. Brooks were eligible for cash bonuses equivalent to 45%, 45% and 30% of his or her base salary, respectively, at target performance levels under the Executive Performance Incentive Plan. Based on performance that was certified by the Compensation Committee, described above, cash payments of $85,057 to Mr. Reich, $92,936 to Mr. Gilbreth and $45,715 to Ms. Brooks were approved. Also based on performance certified by the Compensation Committee, a cash payment under the Executive Performance Incentive Plan was approved for Mr. Crouse in the amount of $153,000. Based on additional revenues received in the 2011 Fiscal Year that were not reflected in his bonus payment pursuant to the plan, an additional payment of $7,100 was authorized for Mr. Crouse, for a total cash bonus of $160,100.

        In June 2010, the Compensation Committee granted long-term equity incentives under our Incentive Plan as follows: Mr. Reich received options to purchase 150,000 shares of Common Stock and 20,000 RSUs; Mr. Crouse received options to purchase 75,000 shares of Common Stock and 18,000 RSUs; Mr. Gilbreth received options to purchase 135,000 shares of Common Stock and 22,000 RSUs; and Ms. Brooks received options to purchase 86,600 shares of Common Stock. In June 2011, the Compensation Committee granted long-term equity incentives under our Incentive Plan as follows: Mr. Reich received options to purchase 75,000 shares of Common Stock and 15,000 RSUs; Mr. Crouse received options to purchase 75,000 shares of Common Stock and 15,000 RSUs; Mr. Gilbreth received options to purchase 75,000 shares of Common Stock and 15,000 RSUs; and Ms. Brooks received options to purchase 43,300 shares of Common Stock. The terms of the grants are set forth above under "—Components of Compensation—Long-Term Equity Incentives."

Conclusion

        The Compensation Committee believes that its decisions with respect to compensation paid to the Named Executive Officers for the 2011 Fiscal Year are consistent with the goals outlined at the beginning of this Compensation Discussion and Analysis.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below sets forth the compensation of the Company's principal executive officer, principal financial officer and the three other most highly compensated executive officers during the 2011 Fiscal Year. These individuals are referred to in this Proxy Statement as the "Named Executive Officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Darren R. Jamison	2011	$437,800	—	$63,000	$282,600	$320,740	$7,100	$1,111,240
President & Chief Executive	2010	425,000	$106,250	164,000	387,205	—	5,404	1,087,859
Officer	2009	400,400	—	39,150	223,930	—	7,092	670,572
Edward I. Reich	2011	258,000	—	21,000	117,750	85,057	740	482,547
Executive Vice President &	2010	250,000	28,100	—	—	—	390	278,490
Chief Financial Officer	2009	250,000	15,000	4,350	95,970	—	336	365,656
Jayme L. Brooks	2011	208,000	—	—	67,981	45,715	5,870	327,566
Vice President of Finance &	2010	200,000	15,000	—	—	—	4,390	219,390
Chief Accounting Officer	2009	183,846	—	19,140	78,338	—	3,505	284,829
James D. Crouse	2011	235,700	7,100	18,900	58,875	153,000	5,600	479,175
Executive Vice President of	2010	228,800	—	—	—	132,000	3,822	364,622
Sales & Marketing	2009	228,800	—	17,400	47,985	94,830	3,900	329,915
Mark G. Gilbreth	2011	281,900	—	23,100	105,975	92,936	1,347	505,258
Executive Vice President &	2010	275,000	30,900	—	—	—	4,232	310,132
Chief Technology Officer	2009	258,000	10,000	51,650	199,500	—	3,339	522,489

(1)
This column represents the aggregate grant date fair value of RSUs granted in the years presented in accordance with SEC rules. For RSUs, fair value is calculated using the closing price of Capstone's stock on the date of grant. For discussion of the valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for the 2011 Fiscal Year. The amounts shown exclude any estimate of future forfeitures and reflect the effect of any actual forfeitures.

(2)
This column represents the aggregate grant date fair value of stock options granted in the years presented in accordance with SEC rules. For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for the 2011 Fiscal Year. The amounts shown exclude any estimate of future forfeitures and reflect the effect of any actual forfeitures.

(3)
This column represents bonuses paid pursuant to the Executive Performance Incentive Plan.

(4)
This column represents Company contributions to the 401(k) plan and premiums paid by the Company for life insurance.

Grants of Plan-Based Awards

        Information about each grant of a plan-based award made to a Named Executive Officer during the 2011 Fiscal Year is set forth in the table below.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards(2)	Grant Date Fair Value of Stock and Option Awards
Darren R. Jamison	06/09/2010	—	360,000	$1.05	$282,600
	06/09/2010	60,000	—	—	63,000
Edward I. Reich	06/09/2010	—	150,000	$1.05	$117,750
	06/09/2010	20,000	—	—	21,000
Jayme L. Brooks	06/09/2010	—	86,600	$1.05	$67,981
James D. Crouse	06/09/2010	—	75,000	$1.05	$58,875
	06/09/2010	18,000	—	—	18,900
Mark G. Gilbreth	06/09/2010	—	135,000	$1.05	$105,975
	06/09/2010	22,000	—	—	23,100

(1)
Reflects shares of Common Stock underlying restricted stock units, which vest in four equal installments on each anniversary of the grant date conditioned on continued employment.

(2)
Reflects the fair market value of a share of Common Stock as the closing sales price of the Common Stock on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

        Information about outstanding equity awards held by the Named Executive Officers as of the end of the 2011 Fiscal Year is set forth in the table below.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options				Number of Shares or Units of Stock That Have Not Vested(3)
						Market Value of Shares or Units of That Have Not Vested(4)
			Option Exercise Price	Option Expiration Date(2)
Name	Exercisable(1)	Unexercisable(1)
Darren R. Jamison	—	360,000	$1.05	06/09/2020	60,000	$108,600
	311,458	338,542	0.80	04/08/2019	153,750	278,288
	196,875	153,125	0.87	12/10/2018	22,500	40,725
	2,000,000	—	1.27	12/18/2016	—	—
Edward I. Reich	—	150,000	1.05	06/09/2020	20,000	36,200
	84,375	65,625	0.87	12/10/2018	2,500	4,525
	593,750	156,250	1.52	01/15/2018	7,225	13,077
	75,000	—	2.91	08/22/2015	—	—
Jayme L. Brooks	—	86,600	1.05	06/09/2020	11,000	19,910
	72,917	52,083	0.85	11/25/2018	10,837	19,615
	50,000	—	5.58	09/12/2015	3,000	5,430
	—	—	—	—	3,000	5,430
James D. Crouse	—	75,000	1.05	06/09/2020	18,000	32,580
	42,188	32,812	0.87	12/10/2018	10,000	18,100
	850,000	—	0.86	02/05/2017	—	—
Mark G. Gilbreth	—	135,000	1.05	06/09/2020	22,000	39,820
	42,188	32,812	0.87	12/10/2018	10,000	18,100
	87,500	62,500	1.37	11/07/2018	12,500	22,625
	100,000	—	0.90	01/14/2017	25,000	45,250
	400,000	—	2.63	06/12/2016	—	—
	100,000	—	2.43	10/31/2015	—	—
	110,000	—	1.64	03/17/2015	—	—
	25,000	—	1.58	09/09/2014	—	—
	70,000	—	2.36	01/26/2014	—	—
	5,000	—	2.36	01/26/2014	—	—
	12,000	—	1.89	06/26/2012	—	—

(1)
Options vest 25% on the first anniversary of the grant date and monthly thereafter on a pro rata basis over the next 36 months, conditioned on continued employment.

(2)
All options terminate, if not sooner, at the expiration of 10 years following the grant date.

(3)
Restricted stock units vest in four equal installments on each anniversary of the date of grant, conditioned on continued employment.

(4)
Based on the closing sales price of our Common Stock of $1.81 on the Nasdaq Global Market on March 31, 2011.

Option Exercises and Stock Vested

        Information about the exercise of stock options and vesting of restricted stock, including restricted stock units, during the 2011 Fiscal Year for each Named Executive Officer is set forth in the table below.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting		Value Realized on Vesting
Darren R. Jamison	—	$—	125,000	(1)	$130,000	(1)
	—	—	11,250	(2)	10,350	(2)
	—	—	51,250	(3)	67,138	(3)
Edward I. Reich	—	—	1,250	(2)	1,150	(2)
	—	—	7,225	(4)	5,852	(4)
	—	—	3,612	(5)	2,312	(5)
Jayme L. Brooks	—	—	10,837	(6)	14,955	(6)
	—	—	5,500	(2)	5,060	(2)
	—	—	3,000	(4)	2,430	(4)
	—	—	3,000	(7)	3,450	(7)
James D. Crouse	—	—	50,000	(6)	69,000	(6)
	—	—	5,000	(2)	4,600	(2)
Mark G. Gilbreth	—	—	5,000	(2)	4,600	(3)
	—	—	6,250	(8)	4,938	(8)
	—	—	25,000	(9)	28,750	(9)

(1)
On December 18, 2010, shares vested and the market value of the stock was $1.04 per share.

(2)
On December 10, 2010, shares vested and the market value of the stock was $0.92 per share.

(3)
On April 8, 2010, shares vested and the market value of the stock was $1.31 per share.

(4)
On October 10, 2010, shares vested and the market value of the stock was $0.81 per share.

(5)
On August 31, 2010, shares vested and the market value of the stock was $0.64 per share.

(6)
On February 7, 2011, shares vested and the market value of the stock was $1.38 per share.

(7)
On June 12, 2010, shares vested and the market value of the stock was $1.15 per share.

(8)
On November 7, 2010, shares vested and the market value of the stock was $0.79 per share.

(9)
On June 13, 2010, shares vested and the market value of the stock was $1.15 per share.

Potential Payments upon Termination or Change of Control

        The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to Named Executive Officers in the event of a termination of employment or a change of control of the Company. The amount of compensation payable to each Named Executive Officer if each situation occurred on March 31, 2011 is listed in the tables below.

Mr. Jamison

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change of Control
Cash Payments	$437,800	(1)	$656,700	(2)
Stock Options (unvested)	—		759,465	(3)
Restricted Stock Units (unvested)	—		236,250	(4)
Insurance Benefits	25,689	(5)	38,533	(6)

Total	$463,489		$1,690,948

(1)
Reflects a severance payment of Mr. Jamison's annual base salary as of March 31, 2011 payable over a period of 12 months after termination, in accordance with a written agreement with Mr. Jamison dated December 18, 2006. This agreement was amended and restated effective April 8, 2009 to extend its term until April 8, 2012. Mr. Jamison's base salary was increased from $425,000 to $437,800 effective December 6, 2010.

(2)
Reflects a lump sum severance payment of Mr. Jamison's base salary as of March 31, 2011 for 18 months after termination, in accordance with a written agreement with Mr. Jamison dated December 18, 2006. This agreement was amended and restated effective April 8, 2009 to extend its term until April 8, 2012. Mr. Jamison's base salary was increased from $425,000 to $437,800 effective December 6, 2010.

(3)
Reflects the value of the shares of Common Stock underlying outstanding, unvested stock options that become exercisable following a change in control, based on the market value of $1.81 per share on March 31, 2011, assuming exercise prices reported on the table "Outstanding Equity Awards at Fiscal Year-End." Full vesting is triggered if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Incentive Plan.

(4)
Reflects the value of the shares of Common Stock underlying outstanding, unvested restricted stock units that become vested following a change in control, based on the market value of $1.81 per share on March 31, 2011. Full vesting is triggered if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Incentive Plan.

(5)
Reflects payment of health benefit premiums to be paid for a period of 12 months.

(6)
Reflects payment of health benefit premiums to be paid for a period of 18 months.

Mr. Reich

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change of Control
Cash Payments	$129,000	(1)	$258,000	(2)
Stock Options (unvested)	—		221,001	(3)
Restricted Stock Units (unvested)	—		29,725	(4)
Insurance Benefits	4,442	(5)	8,884	(6)

Total	$133,442		$517,610

Ms. Brooks

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change of Control
Cash Payments	$104,000	(1)	$208,000	(2)
Stock Options (unvested)	—		115,816	(3)
Restricted Stock Units (unvested)	—		27,837	(4)
Insurance Benefits	12,844	(5)	25,689	(6)

Total	$116,844		$377,342

Mr. Crouse

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change of Control
Cash Payments	$117,850	(1)	$235,700	(2)
Stock Options (unvested)	—		87,843	(3)
Restricted Stock Units (unvested)	—		28,000	(4)
Insurance Benefits	12,844	(5)	25,689	(6)

Total	$130,694		$379,032

Mr. Gilbreth

Executive Benefits and Payments upon Termination	Involuntary Termination without Cause		Termination Related to Change of Control
Cash Payments	$140,950	(1)	$281,900	(2)
Stock Options (unvested)	—		160,943	(3)
Restricted Stock Units (unvested)	—		69,500	(4)
Insurance Benefits	8,049	(5)	16,170	(6)

Total	$148,999		$528,513

(1)
Reflects a severance payment of six months of the executive's base salary as of March 31, 2011 under our Severance Plan (as defined below).

(2)
Reflects a lump sum severance payment of 12 months of the executive's normal compensation under our Change of Control Severance Plan.

(3)
Reflects the value of the shares of Common Stock underlying outstanding, unvested stock options that become exercisable following a change in control, based on the market value of $1.81 per share on March 31, 2011, assuming exercise prices reported on the table

  "Outstanding Equity Awards at Fiscal Year-End." Full vesting is triggered if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Incentive Plan.

(4)
Reflects the value of the shares of Common Stock underlying outstanding, unvested restricted stock units that become vested following a change in control, based on the market value of $1.81 per share on March 31, 2011. Full vesting is triggered if the executive is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Incentive Plan.

(5)
Reflects payment of health benefit premiums to be paid for a period of six months.

(6)
Reflects payment of health benefit premiums to be paid for a period of 12 months.

Employment Contracts, Termination of Employment and Change of Control Arrangements

        The Board of Directors adopted the Change of Control Severance Plan (the "Change of Control Plan") in April 2002. The Change of Control Plan is applicable to each member of management designated by the Board of Directors, including the Named Executive Officers. In the event that a participant is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change in control of the Company, the participant will receive a payment equal to his or her annual base salary plus the cash incentive compensation for the year in which the effective date for the change in control occurs, as well as continuation of health plan benefits for 12 months. However, Mr. Jamison is a party to an agreement that provides he will receive an enhanced payment equal to his base salary over a period of 18 months. This agreement expires on April 8, 2012.

        The Company adopted the Capstone Turbine Corporation Severance Pay Plan (the "Severance Plan") in May 2002. The Severance Plan provides that each member of management reporting to the Chief Executive Officer and/or the President, including the Named Executive Officers, whose employment is involuntarily terminated without cause will receive, upon signing a release, a payment equal to such person's salary for six months. However, Mr. Jamison is a party to an agreement that provides he will receive an enhanced payment equal to his base salary over a period of 12 months. Payments under the Severance Plan are reduced by any benefits received under the Change of Control Plan or under any other severance agreement with the Company.

        The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        Stock awards or options to purchase Common Stock have been issued to Named Executive Officers as inducement grants or pursuant to the Incentive Plan that become fully vested or exercisable if a participant is involuntarily terminated (other than for misconduct) or resigns as a result of a reduction in responsibility or compensation or relocation within 12 months of a change of control of the Company. Full vesting is also triggered if the acquirer of the Company does not assume the awards issued under the Incentive Plan.

 COMPENSATION OF DIRECTORS

        Mr. Jamison, the Company's President and Chief Executive Officer, does not receive compensation for serving as a member of the Board of Directors. Information about the compensation of the non-employee directors for the 2011 Fiscal Year is set forth in the table below.

Name	Fees Earned or Paid in Cash(1)	Option Awards(2)	Total
Gary D. Simon	$35,498	$4,837	$40,335
Richard K. Atkinson	32,248	4,837	37,085
John V. Jaggers	32,995	4,837	37,832
Noam Lotan	33,748	4,837	38,585
Gary J. Mayo	32,998	4,837	37,835
Eliot G. Protsch	33,996	4,837	38,833
Holly A. Van Deursen	32,998	4,837	37,835
Darrell J. Wilk	32,247	4,837	37,084

(1)
Includes stock awards granted to non-employee directors who elect to take payment of all or any part of their directors' fees in stock in lieu of cash. For each term of the Board of Directors (beginning on the date of an annual meeting of stockholders and ending on the date immediately preceding the next annual meeting of stockholders), a non-employee director may elect to receive, in lieu of all or any portion of his or her annual retainer or committee fee cash payment, a stock award. The award is calculated by dividing the amount of the fee by the fair market value of a share of Common Stock on the date the fee is payable. For the 2011 Fiscal Year, 37% of the amounts of the aggregate directors' fees were paid in the form of stock.

(2)
This column represents the aggregate grant date fair value of stock options granted during the 2011 Fiscal Year. For a discussion of valuation assumptions, see Note 8 to the Company's financial statements included in the Company's Annual Report on Form 10-K for the 2011 Fiscal Year.

        As of March 31, 2011, Mr. Protsch held options to purchase 111,884 shares, Mr. Jaggers held options to purchase 90,284 shares, Mr. Lotan held options to purchase 76,600 shares, Messrs. Atkinson, Simon and Wilk each held options to purchase 66,600 shares and Mr. Mayo and Ms. Van Deursen each held options to purchase 46,600 shares.

        Equity compensation is paid under the Incentive Plan which provides each non-employee director an option to purchase 21,600 shares of our Common Stock upon initial election to the Board of Directors. This initial grant becomes exercisable in three equal installments on each anniversary of the initial election, based upon continuing service as a director. The Incentive Plan further provides for the grant of options to our non-employee directors to purchase 10,000 shares of our Common Stock on the date of each annual meeting of stockholders at which the non-employee director is re-elected to our Board of Directors. This annual grant becomes exercisable in four equal installments at the end of each quarter in the fiscal year, based upon continuing service as a director. The exercise price of all options is equal to the fair market value of the Common Stock on the grant date, and the term is ten years, subject to earlier expiration in connection with termination of service.

        During the 2011 Fiscal Year, each non-employee director received a cash and stock-based retainer of $30,000. Each non-employee director also receives a $1,500 annual retainer for each standing committee of the Board of Directors on which he or she serves; except that the Chairman of each committee receives a $3,000 annual retainer. The Chairman of the Board of Directors receives an additional $5,000 annual retainer. Non-employee directors may elect to receive shares of Common Stock in lieu of any cash retainer, based on the fair market value of Common Stock on the date that cash would have otherwise been paid. All payments are paid quarterly in arrears. If requested, all director expenses incurred in attending the Board of Directors or committee meetings are reimbursed by the Company.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table sets forth information regarding securities authorized for issuance under equity compensation plans as of March 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved by Stockholders
Incentive Plan Stock Options	6,445,990		$1.69		1,209,921	(1)
Incentive Plan Stock Bonus Awards	1,426,698		—		—
2000 Employee Stock Purchase Plan	—		—		486,306
Equity Compensation Plans Not Approved by Stockholders
Inducement Stock Options	3,700,000	(2)	$1.19		—
Inducement Restricted Stock Units	87,500	(3)	—		—

Total	11,660,188		$1.51	(4)	1,696,227

(1)
The shares available for stock bonus, options and other awards under the Incentive Plan are included in this number.

(2)
Consists of stock options granted outside the Incentive Plan at exercise prices equal to the fair market value of its Common Stock, as inducement grants to executive officers and other employees of the Company since June 2006. Included in the 3,700,000 shares of Common Stock were options to purchase 2,000,000 shares of Common Stock granted to Mr. Jamison, options to purchase 850,000 shares of Common Stock granted to Mr. Crouse and options to purchase 850,000 shares of Common Stock granted to two other employees. Although the options were not granted under the Incentive Plan, they are governed by terms and conditions similar to those set forth in the Incentive Plan.

(3)
Consists of restricted stock units granted outside the Company's Incentive Plan as inducement grants to executive officers and employees of the Company since December 2006. Included in the 87,500 RSUs were 50,000 RSUs granted to Mr. Crouse and 37,500 RSUs granted to another employee. As with the inducement options, these restricted stock units are governed by terms and conditions similar to those set forth in the Incentive Plan.

(4)
The weighted-average exercise price does not take into account RSUs as there is no exercise price associated with RSUs.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The tables below set forth certain information as of June 30, 2011 (unless otherwise indicated) regarding beneficial ownership of Common Stock by: (1) each director, nominee for director and Named Executive Officer of the Company; (2) all directors and executive officers as a group; and (3) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company. As of June 30, 2011, there were [    ] shares of Common Stock outstanding. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

Name of Beneficial Owner**	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Gilder, Gagnon, Howe & Co. LLC 3 Columbus Circle, 26th Floor New York, NY 10019(2)	28,400,028	[ ]	%
Darren R. Jamison	3,301,972	[ ]	%
Gary D. Simon	96,135	*
Mark G. Gilbreth(3)	1,145,158	*
James D. Crouse	1,076,963	*
Edward I. Reich(4)	917,396	*
John V. Jaggers(5)	416,859	*
Eliot G. Protsch	261,504	*
Jayme L. Brooks	219,815	*
Darrell J. Wilk	115,683	*
Noam Lotan	98,948	*
Holly A. Van Deursen	87,175	*
Richard K. Atkinson	78,948	*
Gary J. Mayo	70,231	*
Directors and executive officers as a group (13 persons)	7,886,787	[ ]	%

*
Less than one percent.

**
Unless otherwise indicated, the address of each person listed is c/o Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311.

(1)
In computing the number of shares beneficially owned by an individual and the percentage ownership of that individual, shares of Common Stock underlying options held by that individual that are currently exercisable, or will become exercisable within 60 days from June 30, 2011, are deemed outstanding. The total number of shares of Common

  Stock underlying options, pursuant to which such individuals have rights to acquire beneficial ownership of Common Stock within 60 days, is as follows:

Name	Shares Underlying Options
Darren R. Jamison	2,717,500
Gary D. Simon	71,600
Mark G. Gilbreth	1,014,500
James D. Crouse	921,875
Edward I. Reich	890,625
John V. Jaggers	95,284
Eliot G. Protsch	116,884
Jayme L. Brooks	161,196
Noam Lotan	81,600
Darrell J. Wilk	71,600
Holly A. Van Deursen	51,600
Richard K. Atkinson	71,600
Gary J. Mayo	51,600
(2)
The number of shares listed as beneficially owned by Gilder, Gagnon, Howe & Co. LLC includes shares held by certain of its affiliates. Information is based solely from a Schedule 13G filed by Gilder, Gagnon, Howe & Co. LLC on February 14, 2011. Gilder, Gagnon, Howe & Co. LLC has sole voting power and sole dispositive power with respect to 540,270 shares and shared dispositive power with respect to 27,859,758 shares.

(3)
Mr. Gilbreth disclaims beneficial ownership of 362,708 shares underlying stock options, 15,374 shares underlying restricted stock units and 6,375 shares of Common Stock which were the subject of a divorce decree.

(4)
Mr. Reich disclaims beneficial ownership of 37,500 shares underlying stock options and 21,675 shares underlying restricted stock units which were the subject of a divorce decree.

(5)
The ownership includes: (a) 9,728 shares of Common Stock held by Sevin Rosen VII Affiliates Fund, L.P.; (b) 16 shares of Common Stock held by SRB Associates VII L.P.; and (c) 314,331 shares directly owned by Mr. Jaggers. Mr. Jaggers is a general partner of SRB Associates VII L.P. (the general partner of Sevin Rosen VII Affiliates Fund L.P.) and may be deemed to have shared power to dispose of and vote these shares. Mr. Jaggers disclaims beneficial ownership of these shares except to the extent of his proportionate partnership interest in these shares.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires certain of the Company's executive officers, directors and persons who own more than 10% of our Common Stock (each, a "Reporting Person") to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations that no other reports were required, we believe that during the 2011 Fiscal Year all holdings and reportable transactions by such Reporting Persons in Company securities were reported on a timely basis pursuant to Exchange Act Section 16(a) filing requirements, except that Mr. Lotan filed one delinquent Form 4 on June 4, 2010 relating to shares of our Common Stock issued in lieu of cash compensation.

Code of Business Conduct and Code of Ethics

        The Company has adopted a Code of Business Conduct that applies to all directors, officers and employees of the Company. All directors, officers and employees of the Company are expected to be committed to the highest standards of honest, ethical and legal behavior. In addition, the Company has adopted a Code of Ethics that applies to the Chief Executive Officer, the Chief Financial Officer and senior financial officers of the Company. The Code of Ethics addresses the unique role of these officers in corporate governance. Each officer subject to the Code of Ethics is subject to, and has agreed to abide by, the Code of Business Conduct. The Board of Directors reviews the Code of Ethics and Code of Business Conduct on an annual basis or more often, if necessary. The Code of Ethics and Code of Business Conduct are available on the Company's website at www.capstoneturbine.com.

Corporate Governance Principles

        The Company takes corporate governance responsibilities very seriously. In July 2004, the Board of Directors adopted Corporate Governance Principles to address the Board of Directors' governance role and functions. The Corporate Governance Principles describe the role of the Board of Directors and provide a framework for, among other things, issues such as director selection and qualifications, director compensation, meetings of the Board of Directors, selection of the Chief Executive Officer and director orientation and continuing education. The Board of Directors reviews the Company's Corporate Governance Principles on an annual basis or more often, if necessary. The Corporate Governance Principles are available on the Company's website at www.capstoneturbine.com.

Related Person Transactions Policies and Procedures

        The Audit Committee has adopted written policies and procedures regarding related party transactions. The policies and procedures require that the Audit Committee, whose members are all independent directors, review and approve all related party transactions. In determining whether to approve or ratify a related party transaction, the Audit Committee considers, among other factors, whether the related party transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related person's interest in the transaction and, in the case of directors and officers, whether the provisions of Section 144 of the Delaware General Corporation Law have been met. Any director who is a related person with respect to a transaction under review may not participate in the discussion or approval of the transaction.

Additional Information

        Capstone is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by Capstone may be inspected without charge and copies obtained upon payment of prescribed fees from the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. Information regarding the Public Reference Room may be obtained by calling (800) SEC-0330. In addition, the filings made by Capstone with the SEC may be accessed by way of the SEC's Internet address, www.sec.gov.

        A copy of this Proxy Statement and our 2011 Annual Report has been posted on the Internet and is available by following the instructions in the Notice of Internet Availability. Capstone will undertake to provide promptly without charge to each person to whom a copy of the proxy statement is delivered, upon the written request of any such person, a copy of Capstone's Annual Report on Form 10-K for the period ended March 31, 2011 as filed with the SEC. Requests for such copies should be addressed to: Capstone Turbine Corporation, 21211 Nordhoff Street, Chatsworth, California 91311, Attn: Investor Relations.

 Appendix A

RIGHTS AGREEMENT

        RIGHTS AGREEMENT, dated as of July 7, 2005 (this "Agreement"), between Capstone Turbine Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC (the "Rights Agent").

W I T N E S S E T H

        WHEREAS, on July 5, 2005 (the "Rights Dividend Declaration Date"), the Board of Directors of the Company (the "Board") authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of common stock, par value $0.001 per share, of the Company (the "Common Stock") outstanding at the close of business on July 18, 2005 (the "Record Date"), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and the Distribution Date (as hereinafter defined), each Right initially representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock (the "Preferred Stock") having the rights, powers and preferences set forth in the form of Certificate of Designation, Preferences and Rights, attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the "Rights");

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

        Section 1    Certain Definitions.     For purposes of this Agreement, the following terms have the meanings indicated:

          (a)   "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person who becomes the Beneficial Owner of fifteen percent (15%) or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of percent (15%) or more of the then outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing one percent (1%) or more of the shares of Common Stock then outstanding.

          (b)   "Act" shall mean the Securities Act of 1933.

          (c)   "Adjustment Shares" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (d)   "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (e)   A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

              (i)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined), or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date (as hereinafter defined) or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

             (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

            (iii)  which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (d) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days.

          (f)    "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the States of California and New Jersey are authorized or obligated by law or executive order to close.

          (g)   "Close of business" on any given date shall mean 5:00 P.M., California time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., California time, on the next succeeding Business Day.

          (h)   "Common Stock" when used with respect to the Company shall mean the common stock, par value $0.001 per share, of the Company, except that "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

          (i)    "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (j)    "Current Market Price" per share of Common Stock shall have the meaning set forth in Section 11(d)(i) hereof; "Current Market Price" per share of Preferred Stock shall have the meaning set forth in Section 11(d)(ii) hereof.

          (k)   "Current Value" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (l)    "Distribution Date" shall have the meaning set forth in Section 3(a) hereof.

          (m)  "Equivalent Preferred Stock" shall have the meaning set forth in Section 11(b) hereof.

          (n)   "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

          (o)   "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

          (p)   "Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (q)   "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

          (r)   "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

          (s)   "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) thereof or thereto.

          (t)    "Preferred Stock" shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

          (u)   "Principal Party" shall have the meaning set forth in Section 13(b) hereof.

          (v)   "Purchase Price" shall have the meaning set forth in Section 4(a)(ii) hereof.

          (w)  "Qualified Offer" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (x)   "Record Date" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

          (y)   "Redemption Price" shall have the meaning set forth in Section 23(a) hereof.

          (z)   "Rights" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

          (aa) "Rights Agent" shall have the meaning set forth in the parties clause at the beginning of this Agreement.

          (bb) "Rights Certificate" shall have the meaning set forth in Section 3(a) hereof.

          (cc) "Rights Dividend Declaration Date" shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

          (dd) "Section 11(a)(ii) Event" shall mean any event described in Section 11(a)(ii) hereof.

          (ee) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(ii) hereof.

          (ff)  "Section 13 Event" shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

          (gg) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (hh) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such, other than pursuant to a Qualified Offer.

          (ii)   "Subsidiary" shall mean, with reference to any Person, any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

          (jj)   "Substitution Period" shall have the meaning set forth in Section 11(a)(iii) hereof.

          (kk) "Summary of Rights" shall have the meaning set forth in Section 3(b) hereof.

          (ll)   "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

          (mm)  "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

        Section 2.    Appointment of Rights Agent.     The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.

        Section 3.    Issuance of Rights Certificates.

        (a)   Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person, in either instance other than pursuant to a Qualified Offer (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"),(x) the Rights will be represented (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company will prepare and execute, and the Company will deliver to the Rights Agent to be countersigned, which the Rights Agent shall do, and the Company (or the Rights Agent, if so requested by the Company in writing, and provided with a stockholder list and all other relevant information which the Rights Agent may reasonably request) shall send or cause to be sent, by first-class, insured, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Exhibit B hereto (the "Rights Certificates"), representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be represented solely by such Rights Certificates. The Company shall notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        (b)   The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the "Summary of Rights") to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be represented by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7(a) hereof), the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

        (c)   Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend, substantially in the following form:

          This certificate also represents and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Capstone Turbine Corporation (the "Company") and Mellon Investor Services LLC, as Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be represented by separate certificates and will no longer be represented by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be represented by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.

        Section 4.    Form of Rights Certificates.

        (a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or obligations of the Rights Agent as set forth in this Agreement) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-hundredth of a share, the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

        (b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and provided that the Company shall have notified the Rights Agent that this Section 4(b) applies, any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent the Rights Agent has knowledge thereof and to the extent feasible) the following legend:

  The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.

        Section 5.    Countersignature and Registration.

        (a)   The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

        (b)   Following the Distribution Date and, if applicable, receipt by the Rights Agent of (i) written notice of the Distribution Date pursuant to Section 3(a) hereof, and (ii) a stockholder list and all relevant information reasonably requested by the Rights Agent pursuant to Section 3(a) hereof, the Rights Agent will keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights represented on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

        Section 6.    Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

        (a)   Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing

Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 hereof and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates. The Rights Agent shall have no duty or obligation to take any action with respect to a Rights holder under any Section of this Agreement which requires the payment by such Rights holder of applicable taxes and/or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

        (b)   Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

        Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

        (a)   Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights represented thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or with respect to other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) 5:00 P.M., California time, on July 18, 2015, or such later date as may be established by the Board prior to the expiration of the Rights (such date, as it may be extended by the Board, the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 and Section 24 hereof (the earlier of (i) and (ii) being herein referred to as the "Expiration Date").

        (b)   The Purchase Price for each one one-hundredth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $10.00, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

        (c)   Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed and properly completed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-hundredth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-hundredths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary or appropriate to comply with this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

        (d)   In case the registered holder of any Rights Certificate shall exercise less than all the Rights represented thereby, a new Rights Certificate representing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

        (e)   Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such

Rights, whether under any provision of this Agreement or otherwise. The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the transferee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the transferee of any of the foregoing unless and until it shall have received such notice. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

        (f)    Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) duly and properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

        Section 8.    Cancellation and Destruction of Rights Certificates.     All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall retain all cancelled Rights Certificates indefinitely in either physical form or via electronic means pursuant to and in conjunction with SEC rules and requirements with regards to securities retention and destruction.

        Section 9.    Reservation and Availability of Capital Stock.

        (a)   The Company will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

        (b)   So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

        (c)   The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the

Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c), and send the Rights Agent a copy of the announcement. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

        (d)   The Company will take all such action as may be necessary to ensure that all one one-hundredths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

        (e)   The Company will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

        Section 10.    Preferred Stock Record Date.     Each person in whose name any certificate for a number of one one-hundredths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate representing such Rights was duly surrendered and payment of the Purchase Price (and all applicable taxes and charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights represented thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

        Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.     The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

        (a)   (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or other capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or other capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

           (ii)  In the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, or is an acquisition of shares of Common Stock pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board who are not officers of the Company and who are not representatives, nominees, Affiliates or Associates of an Acquiring Person, after receiving advice from one or more investment banking firms, to be (a) at a price that is fair to stockholders (taking into account all factors that such members of the Board deem relevant, including, without limitation, prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) and (b) otherwise in the best interests of the Company and its stockholders (a "Qualified Offer") then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

          (iii)  In the event that the number of shares of Common Stock that are authorized by the Company's Second Amended and Restated Certificate of Incorporation, but which are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the

  Adjustment Shares issuable upon the exercise of a Right (the "Current Value"), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver such value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company's right of redemption pursuant to Section 23(a) or exchange pursuant to Section 24 expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term "Spread" shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that action is to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice of the end of the suspension to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price (as hereinafter defined) per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

        (b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock ("Equivalent Preferred Stock")) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d)(ii) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock that the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

        (c)   In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a written statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

        (d)   (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as hereinafter defined) immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

           (ii)  For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 100 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the Current Market Price of a unit consisting of one one-hundredth of a share of Preferred Stock shall be equal to the Current Market Price of one share of Preferred Stock divided by 100.

        (e)   Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or one one-millionth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction that mandates such adjustment or (ii) the Expiration Date.

        (f)    If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

        (g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

        (h)   Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

        (i)    The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates representing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates representing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

        (j)    Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a share and the number of one one-hundredths of a share that were expressed in the initial Rights Certificates issued hereunder.

        (k)   Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

        (l)    In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect (with prompt written notice of such election to the Rights Agent) to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

        (m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

        (n)   The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

        (o)   After the Distribution Date, the Company will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

        (p)   Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of

Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

        Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.     Whenever an adjustment is made or any event affecting the exercisability of the Rights (including, without limitation, an event which causes Rights to become null and void) occurs as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and calculations accounting for such adjustment or describing such event, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a notice thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement contained therein and shall have no duty or liability with respect to such certificate.

        Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

        (a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case (except as may be contemplated by Section 13(d) hereof), proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

        (b)   "Principal Party" shall mean:

            (i)  in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

           (ii)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, "Principal Party" shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

        (c)   The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

            (i)  prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

           (ii)  take all such other action as may be necessary to enable the Principal Party to issue the shares of Common Stock purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such shares under all requisite securities laws of jurisdictions of the various states and the listing of such shares on such exchanges and trading markets as may be necessary or appropriate; and

          (iii)  will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

        (d)   Notwithstanding anything in this Agreement to the contrary, this Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock which is a Qualified Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of shares of Common Stock whose shares were purchased pursuant to such tender offer or exchange offer and (iii) the form of consideration being offered to the remaining holders of shares of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such tender offer or exchange offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

        Section 14.    Fractional Rights and Fractional Shares.

        (a)   The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which represent fractional Rights. In lieu of such fractional Rights, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the Current Market Price of a unit, consisting of one one-hundredth of a share of Preferred Stock, as determined pursuant to Section 11(d)(ii).

        (b)   The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which represent fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-hundredth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-hundredth of a share of Preferred Stock shall be one one-hundredth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

        (c)   Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which represent fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

        (d)   The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

        (e)   Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent upon exercise of a Right, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide immediately available funds to the Rights Agent sufficient to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and funds.

        Section 15.    Rights of Action.     All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights represented by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

        Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

        Section 16.    Agreement of Rights Holders.     Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

          (c)   subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights represented thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

          (d)   Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

        Section 17.    Rights Certificate Holder Not Deemed a Stockholder.     No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one one-hundredths of a share of Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

        Section 18.    Concerning the Rights Agent.

        (a)   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered, or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise of or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

        (b)   The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons or otherwise upon the advice of counsel as set forth in Section 20.

        Section 19.    Merger or Consolidation or Change of Name of Rights Agent.

        (a)   Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        (b)   In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        Section 20.    Duties of Rights Agent.     The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

          (a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted by it in accordance with such advice or opinion.

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith under the provisions of this Agreement in reliance upon such certificate.

          (c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits). Any liability of the Rights Agent under this Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

          (d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same

  (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights represented by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

          (f)    The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, or the Treasurer of the Company, and such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in the absence of bad faith in accordance with instructions of any such officer. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking or suffering any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

          (h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

          (i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

          (j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.

          (k)   If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

        Section 21.    Change of Rights Agent.     The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock known to the Rights Agent, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal business entity organized and doing business under the laws of the United States or of any State thereof, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer or stockholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

        Section 22.    Issuance of New Rights Certificates.     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates representing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

        Section 23.    Redemption and Termination.

        (a)   The Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price, as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

        (b)   Immediately upon the action of the Board authorizing the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board authorizing the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

        (c)   Notwithstanding anything contained in this Agreement to the contrary, all the Rights outstanding at the close of business on the 30th day after the Company's 2008 annual meeting of stockholders shall automatically be redeemed at the Redemption Price, without any further action being taken by the Board, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting. As promptly as practicable following any such redemption, the Company shall make arrangements to mail a notice of redemption to, and to make appropriate payments with respect to Rights held by, holders of record of Rights as of the close of business on such redemption date. On such redemption date, and without further action and without any notice, the right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The notice of redemption shall be mailed to the holder's last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The notice of redemption shall state the method by which the payment of the Redemption Price shall be made, unless the notice is mailed together with such payment.

        Section 24.    Exchange.

        (a)   The Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any Person holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

        (b)   Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

        (c)   In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11 hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

        (d)   In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

        (e)   The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which represent fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash based on the Current Market Price per share of the Common Stock.

        Section 25.    Notice of Certain Events.

        (a)   In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give the Rights Agent and each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock whichever shall be the earlier.

        (b)   In case any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

        Section 26.    Notices.     Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

    Capstone Turbine Corporation
    21211 Nordhoff Street
    Chatsworth, California 91311
    Attention: John Tucker, Chief Executive Officer

    with a copy to:

    Skadden, Arps, Slate, Meagher & Flom LLP
    300 South Grand Avenue, Suite 3400
    Los Angeles, California 90071
    Attention: Joseph J. Giunta, Esq.

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

    Mellon Investor Services LLC
    44 Wall Street, 6th Floor
    New York, NY 10005
    Attention: Relationship Manager

    with a copy to:

    Mellon Investor Services LLC
    85 Challenger Road
    Ridgefield Park, New Jersey 07660-2108
    Attention: General Counsel

        Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

        Section 27.    Supplements and Amendments.     Prior to the Distribution Date, the Company and the Rights Agent shall subject to the other terms and conditions of this Agreement, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, from and after the Distribution Date, this Agreement may not be supplemented or amended to lengthen any time period hereunder, pursuant to clause (iii) of this sentence, unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock. Notwithstanding anything herein to the contrary, the Rights Agent shall not be obligated to enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement, and the Rights Agent shall not be bound by supplements or amendments not executed by it. Notwithstanding anything herein to the contrary, this Agreement may not be amended at a time when the Rights are not redeemable.

        Section 28.    Successors.     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

        Section 29.    Determinations and Actions by the Board, etc.     For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of

Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations and calculations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights. Unless otherwise notified, the Rights Agent shall always be entitled to assume that the Board of Directors of the Company acted in good faith and the Rights Agent shall be fully protected and shall incur no liability in reliance thereon.

        Section 30.    Benefits of this Agreement.     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights (and, prior to the Distribution Date, registered holders of the Common Stock).

        Section 31.    Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by the Board.

        Section 32.    Governing Law.     This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, except that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed entirely within such State.

        Section 33.    Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

        Section 34.    Descriptive Headings.     Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

CAPSTONE TURBINE CORPORATION
By:	/s/ JOHN TUCKER
	Name:	John Tucker
	Title:	Chief Executive Officer
MELLON INVESTOR SERVICES LLC
By:	/s/ JAMES KIRKLAND
	Name:	James Kirkland
	Title:	Client Relationship Executive

 Exhibit A

FORM OF
CERTIFICATE OF DESIGNATION, PREFERENCES AND
RIGHTS OF SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

CAPSTONE TURBINE CORPORATION

Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

        I, John Tucker, Chief Executive Officer of Capstone Turbine Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

        That pursuant to the authority conferred upon the Board of Directors by the Second Amended and Restated Certificate of Incorporation of the Corporation, the Board of Directors on July 5, 2005, adopted the following resolution creating a series of 1,000,000 shares of Preferred Stock designated as Series A Junior Participating Preferred Stock:

        RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Corporation's Second Amended and Restated Certificate of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance (upon the exercise of Rights) of the Series A Junior Participating Preferred Stock, having the designation and relative rights, preferences and limitations as follows:

        Section 1.    Designation and Amount.     The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 1,000,000.

        Section 2.    Dividends and Distributions.

        (A)  Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth (15th) day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.001 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after July 18, 2005 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        (B)  The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

        (C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

        Section 3.    Voting Rights.     The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

          (A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B)  Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C)  (i) If at any time dividends on any Series A Junior ParticipatingPreferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) directors.

             (ii)  During any default period, such voting right of the holders of Series A Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) directors or, if such right is exercised at an annual meeting, to elect two (2) directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Junior Participating Preferred Stock.

            (iii)  Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the President, a Vice-President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this Paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this Paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

            (iv)  In any default period, the holders of Common Stock, and other classes of stock of the Corporation if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two (2) directors voting as a class, after the exercise of which right (x) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in Paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock which elected the director whose office shall have become vacant. References in this Paragraph (C) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (y) of the foregoing sentence.

             (v)  Immediately upon the expiration of a default period, (x) theright of the holders of Preferred Stock as a class to elect directors shall cease, (y) the term of any directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of directors shall be such number as may be provided for in the Second Amended and Restated Charter or By Certificate of Incorporation or Fifth Amended and Restated Bylaws of the Corporation irrespective of any increase made pursuant to the provisions of Paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Second Amended and Restated Charter or By Certificate of Incorporation or Fifth Amended and Restated Bylaws of the Corporation). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining directors.

          (D)  Except as set forth herein, holders of Series A JuniorParticipating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

        Section 4.    Certain Restrictions.

        (A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

            (i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

           (ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking pari passu (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii)  redeem or purchase or otherwise acquire for consideration shares of any stock ranking pari passu (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

          (iv)  purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

        (B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

        Section 5.    Reacquired Shares.     Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of

Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

        Section 6.    Liquidation, Dissolution or Winding Up.     (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $1.00 per share of Series A Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

        (B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank pari passu with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

        (C)  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 7.    Consolidation, Merger, etc.     In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

        Section 8.    No Redemption.     The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

        Section 9.    Ranking.     The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

        Section 10.    Amendment.     At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Second Amended and Restated Certificate of Incorporation of the Corporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

        Section 11.    Fractional Shares.     Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

        IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this day of July, 2005.

John Tucker Chief Executive Officer

 Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

  NOT EXERCISABLE AFTER JULY 18, 2015 OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.0001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate

CAPSTONE TURBINE CORPORATION

        This certifies that                          , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of July 7, 2005 (the "Rights Agreement"), between Capstone Turbine Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC (the "Rights Agent"), to purchase from the Company at any time prior to 5:00 P.M. (California time) on July 18, 2015 (unless such date is extended prior thereto by the Board of Directors) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-hundredth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock (the "Preferred Stock") of the Company, at a purchase price of $10.00 per one one-hundredth of a share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights represented by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forthabove, and the Purchase Price per share set forth above, are the number and Purchase Price as of July 18, 2005, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

        Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights represented by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

        As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights represented by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

        This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

        This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date representing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights represented by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates representing the number of whole Rights not exercised.

        Subject to the provisions of the Rights Agreement, the Rights represented by this Certificate (i) shall automatically be redeemed unless continuation of the Rights Agreement is approved by the stockholders of the Company at the Company's 2008 annual meeting of stockholders, on the 30th day after that meeting, and (ii) may be redeemed by the Company at its option at any time prior to the earlier of the close of business on (A) the tenth day following the Stock Acquisition Date (as such time period is defined and may be extended pursuant to the Rights Agreement), and (B) the Final Expiration Date, in each case of clauses (i) and (ii) above, at a redemption price of $0.0001 per Right. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board of Directors of the Company authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

        No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights represented hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be represented by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

        No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights represented by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

        This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

        WITNESS the facsimile signature of the proper officers of the Company.

Dated as of

ATTEST:	CAPSTONE TURBINE CORPORATION
By:
Name:	Name: Title
Countersigned:	MELLON INVESTOR SERVICES LLC
By:
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint as Agent to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: ,
Signature
Signature Guaranteed:

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

          (1)   the Rights represented by this Rights Certificate [      ] are [      ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)   after due inquiry and to the best knowledge of the undersigned, it [      ] did [      ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,	Signature
Signature Guaranteed:

 NOTICE

        The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

 FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

To:    CAPSTONE TURBINE CORPORATION

        The undersigned hereby irrevocably elects to exercise                Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates representing such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

        If such number of Rights shall not be all the Rights represented by this Rights Certificate, a new Rights Certificate representing the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:                        ,

Signature

Signature Guaranteed:

 Certificate

        The undersigned hereby certifies by checking the appropriate boxes that:

          (1)   the Rights represented by this Rights Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2)   after due inquiry and to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights represented by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:                        ,

Signature

Signature Guaranteed:

 NOTICE

        The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

 Exhibit C

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

        On July 5, 2005, the Board of Directors of Capstone Turbine Corporation, (the "Company") authorized a dividend distribution of one Right for each authorized and outstanding share of common stock, par value $0.001 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on July [    ], 2005 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock" at a Purchase Price of $10.00) per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent. Terms used but not defined in this summary have the meanings ascribed to them in the Rights Agreement.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has subject to certain exceptions acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer (other than a Permitted Offer, as defined herein) that would result in a person or group beneficially owning 15% or more of the outstanding shares of Common Stock.

        Until the Distribution Date, (i) the Rights will be represented by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

        The Rights are not exercisable until the Distribution Date and willexpire at 5:00 P.M. (California time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the "sunset provision").

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

        In the event that a Person becomes an Acquiring Person, except pursuant to an offer for all outstanding shares of Common Stock which the independent directors determine to be fair to and otherwise in the best interests of the Company and its stockholders, after receiving advice from one or more investment banking firms (a "Permitted Offer"), each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or

(under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

        For example, at an exercise price of $10.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $20.00 worth of Common Stock (or other consideration, as noted above) for $10.00. Assuming that the Common Stock had a per share value of $1.00 at such time, the holder of each valid Right would be entitled to purchase twenty shares of Common Stock for $10.00.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation (other than with an entity which acquired the shares pursuant to a Permitted Offer), (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

        At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        Pursuant to the "sunset provision" contained in the Rights Plan, continuation of the Rights Plan will be put to a vote of the Company's stockholders at the Company's 2008 annual meeting of stockholders. If the majority of the shares of Common Stock outstanding and entitled to vote at that time are not voted in favor of continuation of the Plan, the Rights will automatically terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

        Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

        A copy of the Rights Agreement has been or will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (the "Amendment") is dated as of July 3, 2008, between Capstone Turbine Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC (the "Rights Agent").

W I T N E S S E T H

        WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of July 7, 2005 (the "Agreement"); and

        WHEREAS, the Company and the Rights Agent desire to amend certain terms and provisions of the Agreement as set forth in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and other agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1.    Certain Definitions

          (a)    Definition of "Acquiring Person."    The definition of the term "Acquiring Person" contained in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:

            "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person who becomes the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 20% or more of the then outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing 1% or more of the shares of Common Stock then outstanding.

          (b)    Definition of "Definitive Acquisition Agreement".    The definition of the term "Definitive Acquisition Agreement" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Definitive Acquisition Agreement" shall mean an agreement, conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock, with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50 percent of the Company's consolidated total assets.

          (c)    Definition of "Exemption Date".    The definition of the term "Exemption Date" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Exemption Date" shall have the meaning set forth in Section 23(b) hereof.

          (d)    Definition of "Outside Meeting Date".    The definition of the term "Outside Meeting Date" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Outside Meeting Date" shall have the meaning set forth in Section 23(b) hereof.

          (e)    Definition of "Qualified Offer".    The term "Qualified Offer" is hereby deleted in its entirety.

          (f)    Definition of "Qualifying Offer".    The definition of the term "Qualifying Offer" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Qualifying Offer" shall mean an offer determined by a majority of independent directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

                (i)  a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per share consideration; provided, however, that such per share price and consideration represent a reasonable premium over the highest reported market price of the Common Stock in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per share offer price being determined using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

               (ii)  an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates and/or Associates of such offeror) that beneficially owns no more than 1 percent of the outstanding Common Stock as of the date of such commencement;

              (iii)  an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;

              (iv)  if the offer includes shares of common stock of the offeror, an offer pursuant to which (i) the offeror shall permit representatives of the Company, including, without limitation, a nationally recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company to have access to such offeror's books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the Company's stockholders is fair, and (ii) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not after the expiration of such 10 Business Day period render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

               (v)  an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;

              (vi)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least 10 Business Days following the last day of such Special Meeting Period (the "Qualifying Offer Period");

             (vii)  an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (vi) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (i) any increase in the price offered, or (ii) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (vi) and (vii) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (vi) and (vii), or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (3) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

            (viii)  an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;

              (ix)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

               (x)  an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

              (xi)  an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, that (i) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (ii) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (iii) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

             (xii)  if the offer includes shares of stock of the offeror, (i) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned corporation, and be freely tradable and is listed on either the New York Stock Exchange or the NASDAQ National Market System, (ii) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (iii) no Person (including such Person's Affiliates and Associates) beneficially owns more than 20 percent of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (iv) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Act; including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

            For the purposes of the definition of Qualifying Offer, "fully financed" shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

          (g)    Definition of "Qualifying Offer Period".    The definition of the term "Qualifying Offer Period" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Qualifying Offer Period" shall have the meaning set forth in the definition of Qualifying Offer.

          (h)    Definition of "Qualifying Offer Resolution".    The definition of the term "Qualifying Offer Resolution" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Qualifying Offer Resolution" shall have the meaning set forth in Section 23(b) hereof.

          (i)    Definition of "Special Meeting".    The definition of the term "Special Meeting" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Special Meeting" shall have the meaning set forth in Section 23(b) hereof.

          (j)    Definition of "Special Meeting Demand".    The definition of the term "Special Meeting Demand" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Special Meeting Demand" shall have the meaning set forth in Section 23(b) hereof.

          (k)    Definition of "Special Meeting Period".    The definition of the term "Special Meeting Period" is hereby added to Section 1 of the Agreement and shall read as follows:

            "Special Meeting Period" shall have the meaning set forth in Section 23(b) hereof.

          (l)    Definition of "Stock Acquisition Date".    The definition of the term "Stock Acquisition Date" contained in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:

            "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

        2.    Amendment of Section 3(a).     Section 3(a) of the Agreement is hereby amended and restated in its entirety as set forth below:

          (a)   Until the earlier of (i) the close of business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the "Distribution Date"),(x) the Rights will be represented (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company will prepare and execute, and the Company will deliver to the Rights Agent to be countersigned, which the Rights Agent shall do, and the Company (or the Rights Agent, if so requested by the Company in writing, and provided with a stockholder list and all other relevant information which the Rights Agent may reasonably request) shall send or cause to be sent, by first-class, insured, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Exhibit B hereto (the "Rights Certificates"), representing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be represented solely by such Rights Certificates. The Company shall notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

        3.    Amendment of Section 11(a)(ii).     Section 11(a)(ii) of the Agreement is hereby amended and restated in its entirety as set forth below:

          (ii)   In the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the "Adjustment Shares").

        4.    Section 13(a).     Section 13(a) of the Agreement is hereby amended and restated in its entirety as set forth below:

          (a)   In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (2) 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

        5.    Section 13(d).     Section 13(d) of the Agreement is hereby deleted in its entirety.

        6.    Amendment of Section 20(b).     Section 20(b) of the Agreement is hereby amended and restated in its entirety as set forth below:

          (b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person, the determination of Current Market Price and the existence of a Qualifying Offer) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate.

        7.    Amendment of Section 23.     Section 23 of the Agreement is hereby amended and restated in its entirety as set forth below:

        Section 23.    Redemption and Termination.

        (a)   The Company may, at its option, at any time prior to the earlier of (i) the close of business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company's right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price, as defined in Section 11(d)(i) hereof, of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

        (b)   In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the 90th Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the shares of Common Stock then outstanding may submit to the Board, not earlier than 90 Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the "Special Meeting Demand") directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a "Special Meeting") a resolution exempting such Qualifying Offer from the provisions of this Agreement (the "Qualifying Offer Resolution"). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the 90th Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within 90 Business Days following the Special Meeting Demand (the "Special Meeting Period"); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company's books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the "Outside Meeting Date"), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the "Exemption Date"). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement.

        (c)   Immediately upon the action of the Board authorizing the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board authorizing the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

        (d)   Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

        (e)   Notwithstanding anything contained in this Agreement to the contrary, all the Rights outstanding at the close of business on the 30th day after the Company's 2008 annual meeting of stockholders shall automatically be redeemed at the Redemption Price, without any further action being taken by the Board, unless continuation of this Agreement is approved by the stockholders of the

Company at that meeting. If continuation of the Agreement is approved at such meeting, all the Rights outstanding at the close of business on the 30th day after the Company's 2011 annual meeting of stockholders shall automatically be redeemed at the Redemption Price, without any further action being taken by the Board, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting. As promptly as practicable following any such redemption, the Company shall make arrangements to mail a notice of redemption to, and to make appropriate payments with respect to Rights held by, holders of record of Rights as of the close of business on such redemption date. On such redemption date, and without further action and without any notice, the right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The notice of redemption shall be mailed to the holder's last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The notice of redemption shall state the method by which the payment of the Redemption Price shall be made, unless the notice is mailed together with such payment.

        8.    Exhibit C.     Exhibit C to the Agreement is hereby amended and restated in its entirety as set forth in the form of Exhibit C attached hereto.

        9.    Amendment.     This Amendment is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

        10.    Counterparts.     This Amendment may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile signature shall be considered the same as an original signature for purposes of execution of this Amendment.

[The following page is the signature page.]

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Rights Agreement to be executed as of the date first above written.

COMPANY:
CAPSTONE TURBINE CORPORATION
By:	/s/ EDWARD I. REICH
	Title:	Executive Vice President & Chief Financial Officer
RIGHTS AGENT:
MELLON INVESTOR SERVICES LLC
By:	/s/ JAMES KIRKLAND
	Title:	Vice President

 EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

        On July 5, 2005, the Board of Directors (the "Board") of Capstone Turbine Corporation, (the "Company") authorized a dividend distribution of one Right for each authorized and outstanding share of common stock, par value $0.001 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on July 18, 2005 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") at a Purchase Price of $10.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, as amended (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent. Terms used but not defined in this summary have the meanings ascribed to them in the Rights Agreement.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has subject to certain exceptions acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock.

        Until the Distribution Date, (i) the Rights will be represented by Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

        The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (California time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the "sunset provision").

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

        In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

        For example, at an exercise price of $10.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $20.00 worth of Common Stock (or other consideration, as noted above) for $10.00. Assuming that the Common Stock had a per share value of $1.00 at such time, the holder of each valid Right would be entitled to purchase twenty shares of Common Stock for $10.00.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

        At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        The Rights Agreement further provides that in the event the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board must then call and hold such a meeting to vote on exempting such offer from the terms of the Rights Agreement within the 90th business day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company's consolidated total assets (a "Definitive Acquisition Agreement"), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the tenth business day following that date.

        A Qualifying Offer, in summary terms, is an offer determined by the Board to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive, or clearly illegitimate:

  •
  is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

  •
  is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding Common Stock of the Company as of the date of such commencement;

  •
  is an offer whose per-share price represents a reasonable premium over the highest market price of the Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

  •
  is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the Company's stockholders is either unfair or inadequate;

  •
  is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by Capstone's stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

  •
  is conditioned on a minimum of a majority of the shares of Common Stock of the Company being tendered and not withdrawn as of the offer's expiration date;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

  •
  is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor's decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

        Any offers that have cash as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror's stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror stockholder approval of the issuance of the consideration to the Company stockholders is necessary after commencement of the offer.

        Pursuant to the "sunset provision" contained in the Rights Agreement, continuation of the Rights Agreement will be put to a vote of the Company's stockholders at the Company's 2011 annual meeting of stockholders. If the majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting are not voted in favor of continuation of the Rights Agreement, the Rights will automatically terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

        Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

        A copy of the Rights Agreement has been filed by the Company with the Securities and Exchange Commission as an Exhibit to the Current Reports on Form 8-K on July 8, 2005 and July 10, 2008. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

 AMENDMENT NO. 2 TO RIGHTS AGREEMENT

        THIS AMENDMENT NO. 2 TO RIGHTS AGREEMENT (the "Amendment") is dated as of June 9, 2011, between Capstone Turbine Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC (the "Rights Agent").

W I T N E S S E T H

        WHEREAS, the Company and the Rights Agent are parties to a Rights Agreement, dated as of July 7, 2005 (the "Original Agreement");

        WHEREAS, the Company and the Rights Agent entered into Amendment No. 1 to the Rights Agreement, dated July 3, 2008 ("Amendment No. 1", and together with the Original Agreement, the "Agreement"); and

        WHEREAS, the Company and the Rights Agent desire to further amend the Agreement as set forth in this Amendment.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and other agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1.    Certain Definitions

          (a)    Definition of "Beneficial Owner."    The definition of the terms "Beneficial Owner" and "beneficially own" contained in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

            "A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                (i)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event (as hereinafter defined), or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date (as hereinafter defined) or pursuant to Section 3(a) or Section 22 hereof (the "Original Rights") or pursuant to Section 11 hereof in connection with an adjustment made with respect to any Original Rights;

               (ii)  which such Person or any of such Person's Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

              (iii)  which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this paragraph (e)) or disposing of any voting securities of the Company; provided, however, that nothing in this paragraph (e) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days; or

              (iv)  which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person's Affiliates or Associates, with the number of shares of Common Stock deemed beneficially owned being the notional or other number of shares of Common Stock specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board in its sole discretion to be the number of shares of Common Stock to which the Derivative Interest relates."

          (b)    Definition of "Derivative Interest".    The following definition of the term "Derivative Interest" is hereby added to Section 1 of the Agreement:

            ""Derivative Interest" shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest."

        2.    Amendment of Section 23(e).     Section 23(e) of the Agreement is hereby amended and restated in its entirety as follows:

        "Section 23.    Redemption and Termination.

          (e)   Notwithstanding anything contained in this Agreement to the contrary, all the Rights outstanding at the close of business on the 30th day after the Company's 2011 annual meeting of stockholders shall automatically be redeemed at the Redemption Price, without any further action being taken by the Board, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting. If continuation of the Agreement is approved at such meeting, all the Rights outstanding at the close of business on the 30th day after the Company's 2014 annual meeting of stockholders shall automatically be redeemed at the Redemption Price, without any further action being taken by the Board, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting. As promptly as practicable following any such redemption, the Company shall make arrangements to mail a notice of redemption to, and to make appropriate payments with respect to Rights held by, holders of record of Rights as of the close of business on such redemption date. On such redemption date, and without further action and without any notice, the right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The notice of redemption shall be mailed to the holder's last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. The notice of redemption shall state the method by which the payment of the Redemption Price shall be made, unless the notice is mailed together with such payment."

        3.    Amendment of Section 24(a).     The following language is added to the end of Section 24(a) of the Agreement:

    "From and after the occurrence of an event specified in Section 13, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall then approve (the "Trust Agreement"). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the "Trust") all of the shares of Common Stock issuable pursuant to the exchange (or any portion thereof that have not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable shares of Common Stock or shares of Preferred Stock (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued."

        4.    Exhibit C.     Exhibit C to the Agreement is hereby amended and restated in its entirety as set forth in the form of Exhibit C attached hereto.

        5.    Amendment.     This Amendment is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

        6.    Counterparts.     This Amendment may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile signature shall be considered the same as an original signature for purposes of execution of this Amendment.

[The following page is the signature page.]

        IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Rights Agreement to be executed as of the date first above written.

COMPANY:
CAPSTONE TURBINE CORPORATION
By:	/s/ EDWARD REICH
	Title:	Executive Vice President and Chief Financial Officer
RIGHTS AGENT:
MELLON INVESTOR SERVICES LLC
By:	/s/ JAMES KIRKLAND
	Title:	Vice President

 EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

        On July 5, 2005, the Board of Directors (the "Board") of Capstone Turbine Corporation, (the "Company") authorized a dividend distribution of one Right for each authorized and outstanding share of common stock, par value $0.001 per share (the "Common Stock"), of the Company to stockholders of record at the close of business on July 18, 2005 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock") at a Purchase Price of $10.00 per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, as amended (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent. Terms used but not defined in this summary have the meanings ascribed to them in the Rights Agreement.

        Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has subject to certain exceptions acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), other than as a result of repurchases of stock by the Company or certain inadvertent actions by institutional or certain other stockholders, or (ii) 10 days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 20% or more of the outstanding shares of Common Stock.

        Until the Distribution Date, (i) the Rights will be represented by Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

        The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (California time) on July 18, 2015, unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below (including by virtue of the "sunset provision").

        As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

        In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, in lieu of the fractional shares of Series A Preferred Stock, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

        For example, at an exercise price of $10.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $20.00 worth of Common Stock (or other consideration, as noted above) for $10.00. Assuming that the Common Stock had a per share value of $1.00 at such time, the holder of each valid Right would be entitled to purchase twenty shares of Common Stock for $10.00.

        In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company's assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

        At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

        At any time until ten days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        The Rights Agreement further provides that in the event the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board must then call and hold such a meeting to vote on exempting such offer from the terms of the Rights Agreement within the 90th business day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company's consolidated total assets (a "Definitive Acquisition Agreement"), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the tenth business day following that date.

        A Qualifying Offer, in summary terms, is an offer determined by the Board to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive, or clearly illegitimate:

  •
  is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

  •
  is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding Common Stock of the Company as of the date of such commencement;

  •
  is an offer whose per-share price represents a reasonable premium over the highest market price of the Common Stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

  •
  is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the Company's stockholders is either unfair or inadequate;

  •
  is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by Capstone's stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

  •
  is conditioned on a minimum of a majority of the shares of Common Stock of the Company being tendered and not withdrawn as of the offer's expiration date;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;

  •
  is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

  •
  is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor's decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

        Any offers that have cash as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as "qualifying offers," as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror's stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror stockholder approval of the issuance of the consideration to the Company stockholders is necessary after commencement of the offer.

        Pursuant to the "sunset provision" contained in the Rights Agreement, continuation of the Rights Agreement will be put to a vote of the Company's stockholders at the Company's 2014 annual meeting of stockholders. If the majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting are not voted in favor of continuation of the Rights Agreement, the Rights will automatically terminate and the only right of the holders of Rights will be to receive the $0.0001 redemption price.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

        Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

        A copy of the Rights Agreement has been filed by the Company with the Securities and Exchange Commission as an Exhibit to the Current Reports on Form 8-K on July 8, 2005, and July 10, 2008 and the Annual Report on Form 10-K filed on June 14, 2011. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting is available through 8:59 p.m., Pacific Daylight Time
(11:59 p.m., Eastern Daylight Time), on August 26, 2011.

INTERNET http://www.proxyvoting.com/cpst
CAPSTONE TURBINE CORPORATION	Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR TELEPHONE 1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

V    FOLD AND DETACH HERE    V

This proxy will be voted as directed. If no contrary direction is indicated, this proxy will be voted (i) FOR the election of the directors listed below, (ii) FOR each of the proposals 2, 3 and 5, and (iii) FOR an annual vote with respect to proposal 4.	Please mark your votes as indicated in this example	☒

				FOR	WITH- HOLD FOR	*EXCEP-
				ALL	ALL	TIONS				FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS
	Nominees:
01	Gary D. Simon	06	Gary J. Mayo	☐	☐	☐	2.	Approve the		☐	☐	☐
02	Richard K. Atkinson	07	Eliot G. Protsch					Rights
03	John V. Jaggers	08	Holly A. Van Deursen					Agreement,
04	Darren R. Jamison	09	Darrell J. Wilk					dated as of
05	Noam Lotan							July 7, 2005,
								with Mellon Investor Services LLC, as amended;
							3.	Advisory vote		☐	☐	☐
								on the compensation of the Company's named executive officers as presented in the proxy statement
									1 Years	2 Years	3 Years	ABSTAIN
							4.	Advisory vote	☐	☐	☐	☐
								on the frequency of the advisory vote on the compensation of the Company's named executive officers
										FOR	AGAINST	ABSTAIN
							5.	Ratification of		☐	☐	☐
								the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; and
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)							6.	In their discretion, the proxies may vote upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.
*Exceptions

							STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED,WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
											Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

CAPSTONE TURBINE CORPORATION

21211 NORDHOFF STREET
CHATSWORTH, CALIFORNIA 91311

2011 ANNUAL MEETING OF STOCKHOLDERS
AUGUST 26, 2011

YOUR VOTE IS IMPORTANT TO CAPSTONE

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD BY TEARING OFF THE
TOP PORTION OF THIS SHEET AND RETURNING IT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

THE PROXY CARD MUST BE SIGNED AND DATED.

    Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the 2011 Annual Meeting of Stockholders. The Proxy Statement and the 2011 Annual Report to Stockholders are available at: http://www.proxyvoting.com/cpst

V    FOLD AND DETACH HERE    V

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
CAPSTONE TURBINE CORPORATION

PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 26, 2011

        The undersigned stockholder of CAPSTONE TURBINE CORPORATION (the "Company") acknowledges receipt of a copy of the 2011 Annual Report to Stockholders and the Proxy Statement and, revoking any proxy heretofore given, hereby appoints Darren R. Jamison and Edward I. Reich, or either of them, with full power of substitution, as proxies and attorneys-in-fact of the undersigned, to attend the 2011 Annual Meeting of Stockholders of the Company to be held at the Company's corporate offices, located at 21211 Nordhoff Street, Chatsworth, California 91311, on August 26, 2011, at 9:00 A.M. Pacific Time, and any adjournments or postponements thereof, and authorizes each of them to vote all the shares of Common Stock of the Company held of record by the undersigned on June 30, 2011 that the undersigned would be entitled to vote if personally present.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS LISTED IN THE PROXY STATEMENT.

Address Change/Comments (Mark the corresponding box on the reverse side)
BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

QuickLinks

YOUR VOTE IS IMPORTANT PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, SIGN AND RETURN A PROXY CARD AS PROMPTLY AS POSSIBLE.
PROPOSAL 1 ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE RIGHTS AGREEMENT, AS AMENDED
PROPOSAL 3 NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 4 NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
GOVERNANCE OF THE COMPANY AND PRACTICES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
FEES AND SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION COMMITTEE REPORT
EXECUTIVE OFFICERS OF THE COMPANY
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
  Appendix A
RIGHTS AGREEMENT
  Section 1 Certain Definitions.
  Section 2. Appointment of Rights Agent.
  Section 3. Issuance of Rights Certificates.
  Section 4. Form of Rights Certificates.
  Section 5. Countersignature and Registration.
  Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.
  Section 8. Cancellation and Destruction of Rights Certificates.
  Section 9. Reservation and Availability of Capital Stock.
  Section 10. Preferred Stock Record Date.
  Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.
  Section 12. Certificate of Adjusted Purchase Price or Number of Shares.
  Section 13. Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
  Section 14. Fractional Rights and Fractional Shares.
  Section 15. Rights of Action.
  Section 16. Agreement of Rights Holders.
  Section 17. Rights Certificate Holder Not Deemed a Stockholder.
  Section 18. Concerning the Rights Agent.
  Section 19. Merger or Consolidation or Change of Name of Rights Agent.
  Section 20. Duties of Rights Agent.
  Section 21. Change of Rights Agent.
  Section 22. Issuance of New Rights Certificates.
  Section 23. Redemption and Termination.
  Section 24. Exchange.
  Section 25. Notice of Certain Events.
  Section 26. Notices.
  Section 27. Supplements and Amendments.
  Section 28. Successors.
  Section 29. Determinations and Actions by the Board, etc.
  Section 30. Benefits of this Agreement.
  Section 31. Severability.
  Section 32. Governing Law.
  Section 33. Counterparts.
  Section 34. Descriptive Headings.
  Exhibit A
  Section 1. Designation and Amount.
  Section 2. Dividends and Distributions.
  Section 3. Voting Rights.
  Section 4. Certain Restrictions.
  Section 5. Reacquired Shares.
  Section 6. Liquidation, Dissolution or Winding Up.
  Section 7. Consolidation, Merger, etc.
  Section 8. No Redemption.
  Section 9. Ranking.
  Section 10. Amendment.
  Section 11. Fractional Shares.
  Exhibit B
Certificate
NOTICE
FORM OF ELECTION TO PURCHASE
Certificate
NOTICE
  Exhibit C
AMENDMENT NO. 1 TO RIGHTS AGREEMENT
W I T N E S S E T H
  1. Certain Definitions
  2. Amendment of Section 3(a).
  3. Amendment of Section 11(a)(ii).
  4. Section 13(a).
  5. Section 13(d).
  6. Amendment of Section 20(b).
  7. Amendment of Section 23.
  Section 23. Redemption and Termination.
  8. Exhibit C.
  9. Amendment.
  10. Counterparts.
EXHIBIT C
SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK
AMENDMENT NO. 2 TO RIGHTS AGREEMENT
W I T N E S S E T H
  1. Certain Definitions
  2. Amendment of Section 23(e).
  "Section 23. Redemption and Termination.
  3. Amendment of Section 24(a).
  4. Exhibit C.
  5. Amendment.
  6. Counterparts.
EXHIBIT C SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK